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                                                                    EXHIBIT 10.1


[GRAPHIC OMITTED]                                  LIMITED LIABILITY PARTNERSHIP


                                                               EXECUTION VERSION



                         THE ROYAL BANK OF SCOTLAND PLC

                                  as Transferor

                                       and

                     SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

                             as Receivables Trustee


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                         RECEIVABLES SECURITISATION DEED
                               DATED 27 MARCH 2000
                             AS AMENDED AND RESTATED
                    ON 28 SEPTEMBER 2000 AND 27 OCTOBER 2005
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                                                 CONTENTS

Clause                                                                                                 Page
1.     Interpretation and Construction.................................................................1
2.     Offer of Receivables............................................................................2
3.     Acceptance of Offer and Payment for Existing Receivables........................................5
4.     Assignment of Receivables and Scottish Declaration of Trust.....................................7
5.     Payment of Cash Price, Payment for Future Receivables and Deferred Consideration................8
6.     Perfection and Directions as to Payment.........................................................9
7.     Redesignation and Removal of Accounts..........................................................12
8.     Discount Percentage, Special Fees, Annual Fees and Acquired Interchange........................15
9.     Trust..........................................................................................17
10.    Reductions in Receivables, Early Collections, Credit Adjustments and Reassignment or
       Release of Defaulted Receivables...............................................................17
11.    Breach of Warranty.............................................................................19
12.    Currency of Account and Payment................................................................20
13.    Payments by the Transferors, Additional Transferors and The Receivables Trustee................21
14.    Card Operating Accounts and Proceeds Accounts..................................................22
15.    The Trustee Collection Account.................................................................23
16.    Representations................................................................................24
17.    Covenants......................................................................................24
18.    Stamp Duty.....................................................................................25
19.    Non-Petition...................................................................................26
20.    Benefit of Deed................................................................................26
21.    Disclosure of Information......................................................................27
22.    Remedies and Waivers...........................................................................27
23.    Partial Invalidity.............................................................................28
24.    Notices........................................................................................28
25.    Termination of Receivables Trust Deed and Trust Cash Management Agreement......................28
26.    Law............................................................................................29
27.    Jurisdiction...................................................................................29

SCHEDULE 1A FORM OF OFFER (EXISTING ACCOUNTS).........................................................30

SCHEDULE 1B FORM OF OFFER (FUTURE ACCOUNTS)...........................................................33

SCHEDULE 2  CONDITIONS PRECEDENT TO SUBSEQUENT OFFERS.................................................37

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
SCHEDULE 3  FORM OF SCOTTISH DECLARATION OF TRUST.....................................................38

SCHEDULE 4  FORM OF SCOTTISH ADDITIONAL ACCOUNT NOTICE................................................48

SCHEDULE 5  NOTIFICATION EVENTS.......................................................................50

SCHEDULE 6  FORM OF SCOTTISH ASSIGNATION..............................................................51

SCHEDULE 7  FORM OF NOTICE OF ASSIGNMENT..............................................................54

SCHEDULE 8  FORM OF SOLVENCY CERTIFICATE..............................................................55

SCHEDULE 9  FORM OF OFFER - SALE OF RECEIVABLES IN DEFAULTED ACCOUNTS.................................57

SCHEDULE 10 FORM OF SCOTTISH TRUST NOTICE.............................................................58

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THIS DEED is made on 27 March 2000 and amended and restated on 28 September 2000 and 27 October 2005.

BETWEEN

(1) THE ROYAL BANK OF SCOTLAND PLC, an institution authorised under the Banking Act 1987, having its registered office at 36 St. Andrew Square, Edinburgh EH2 2YB (an "OFFEROR", "TRANSFEROR" or "RBS"); and

(2) SOUTH GYLE RECEIVABLES TRUSTEE LIMITED, a company incorporated in Jersey having its registered office at 22 Grenville Street, St. Helier, Jersey JE4 8PX, Channel Islands in its capacity as Receivables Trustee (the "RECEIVABLES TRUSTEE").

WHEREAS

(A) Each Offeror has owed to it at present and expects to have owed to it in the future Receivables arising in the course of its business.

(B) The Offerors and the Receivables Trustee have agreed, upon the terms and subject to the conditions of this Deed, that each Offeror may from time to time offer to assign and/or hold on trust all Receivables arising on Designated Accounts (both Existing Receivables and Future Receivables) to and/or for the Receivables Trustee and the Receivables Trustee may, if it so determines, from time to time accept any such offer in the manner provided for in Clause 3.4.

(C) The Offerors and the Receivables Trustee have agreed, that subject to the delivery of an Accession Notice, any member of the RBS group of companies which from time to time originates Accounts or to whom legal and beneficial title to all or any Accounts is transferred (an "Additional Offeror") may from time to time offer to assign and/or hold on trust all Existing Receivables and Future Receivables arising on such transferred Accounts subject to and in accordance with the conditions hereof.

(D) It is acknowledged by all the parties hereto that any assignment made or to be made in consequence of any acceptance of any Offer made pursuant to this Deed will take effect at all times as an equitable assignment unless and until a Notice of Assignment is given in respect of it in accordance with Clause 6.8 and any other actions necessary to perfect the assignment have been taken.

NOW IT IS HEREBY AGREED  as follows:

1.      INTERPRETATION AND CONSTRUCTION

1.1 Whenever used in this Deed, the words and phrases defined in the Amended and Restated Master Framework Agreement of 27 March 2000, as amended and restated on 28 September 2000 and 27 October 2005 and signed by, inter alios, the parties hereto (the "Master Framework Agreement") shall, unless otherwise defined herein or the context requires otherwise, bear the same meanings herein (including the recitals hereto).


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1.2     Save as expressly provided herein, this Deed shall incorporate by reference, and be interpreted and construed in accordance with, the Master Framework Agreement.

                                    PART ONE

2.      OFFER OF RECEIVABLES

2.1 Each Offeror, or any Additional Offeror in respect of the first Offer made by such Additional Offeror following its execution and delivery to the Receivables Trustee of an Accession Notice, may (subject to receipt by the Receivables Trustee of the documents referred to in the Closing Documents List in form and substance satisfactory to the Receivables Trustee), by delivering to the Receivables Trustee: (1) an Offer substantially in the form set out in Schedule 1A or 1B (as applicable), and (2) in the case of an Offer relating to Existing Accounts, to the extent permitted by applicable law a computer file, microfiche list or read-only cd-rom containing a true and complete list of all Designated Accounts which are the subject of the Offer, each identified by a specific number identifying such Designated Account, offer to the Receivables Trustee in respect of the Initial Offer Date an assignment of or, in the case of Scottish Receivables, to hold on trust (pursuant to a declaration of trust, substantially in the form of the Scottish Declaration of Trust set out in Schedule 3):

        2.1.1 all Existing Receivables under each Designated Account nominated in such Offer;

        2.1.2 all Future Receivables under each such Designated Account which are not Finance Charge Receivables in respect of Principal Receivables, which arise before the earliest of:

                 (a) in respect of each such Designated Account, such time (if any) as such Designated Account becomes a Redesignated Account;

                 (b)  the termination of the Receivables Trust; or

                 (c)  the occurrence of an Insolvency Event;

        2.1.3 all Future Receivables arising on each Designated Account nominated in such Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) or, in the case of the Scottish Receivables, are held on trust, pursuant to Clauses 2.1.1 and 2.1.2;

        2.1.4 (to the extent such are capable of assignment) the benefit of, and any proceeds arising from, each guarantee or insurance policy obtained by the relevant Offeror in respect of the obligations of an Obligor to make payments on any such Designated Account including all Insurance Proceeds; and

        2.1.5 the benefit of all amounts representing Acquired Interchange in respect of each Monthly Period,

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        (each an "INITIAL OFFER"). For the purposes of any Initial Offer, an
        Existing Account shall be nominated as a Designated Account by identifying it as a Designated Account in the Pool Index File and informing the Receivables Trustee accordingly in the Initial Offer. A Future Account shall be nominated as a Designated Account in an Initial Offer by stating such Initial Offer is in respect of Receivables on Future Accounts and specifying the relevant Future Accounts Criteria in such Initial Offer.

2.2 Each Offeror or any Additional Offeror may, on any Offer Date following the Initial Offer Date but falling prior to the termination of the Receivables Trust, or with the written consent of the Beneficiaries, on any other Business Day, nominate any Account to be a Designated Account. An Existing Account shall be nominated as a Designated Account by identifying it as a Designated Account in the Pool Index File and informing the Receivables Trustee accordingly in an Offer. A Future Account shall be nominated as a Designated Account in an Offer by stating that such Offer is in respect of Receivables on Future Accounts and specifying the relevant Future Accounts Criteria in such Offer. Each Offeror or Additional Offeror may by delivering to the Receivables
        Trustee: (1) an Offer substantially in the form set out in Schedule 1A or 1B (as applicable) and, (2) in the case of an Offer relating to Existing Accounts, to the extent permitted by applicable law a computer file, microfiche list or read-only cd-rom containing a true and complete list of all Designated Accounts, each identified by a specific number identifying such Designated Account, offer to the Receivables Trustee in respect of an Addition Date, an assignment of or, in the case of Scottish Receivables to hold on trust (pursuant to a declaration of trust, substantially in the form of the Scottish Declaration of Trust, set out in Schedule 3):

        2.2.1 all Existing Receivables under each Additional Account nominated in such Offer; and

        2.2.2 all Future Receivables under each such Additional Account which are not Finance Charge Receivables in respect of Principal Receivables, which arise before the earliest of:

                 (a) in respect of each Additional Account, such time (if any) as such Additional Account becomes a Redesignated Account;

                 (b)  the termination of the Receivables Trust; or

                 (c)  the occurrence of an Insolvency Event;

        2.2.3 all Future Receivables arising on each Additional Account nominated in such Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) to or, in the case of the Scottish Receivables, are held on trust for the Receivables Trustee pursuant to clauses
                 2.2.1 and 2.2.2 above; and

        2.2.4 (to the extent such are capable of assignment) the benefit of, and any proceeds arising from, each guarantee or insurance policy obtained by the Offeror or relevant

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                 Additional Offeror in respect of the obligations of an Obligor to make payments on any such Additional Account, including all Insurance Proceeds,

        (each a "SUBSEQUENT OFFER"),

        PROVIDED, HOWEVER, that prior to the making of each such Offer in respect of an Addition Date, the Offeror or, as the case may be, such Additional Offeror shall have satisfied the conditions precedent set out in Schedule 2 unless any such conditions precedent have been waived in writing by the Receivables Trustee (if it has received written confirmation from each relevant Rating Agency that such waiver will not result in a withdrawal or reduction in the then current rating given by such Rating Agency of any debt obligations, secured, directly or indirectly, on the Trust Property).

2.3 EACH INITIAL OFFER AND EACH SUBSEQUENT OFFER DELIVERED BY AN OFFEROR OR AN ADDITIONAL OFFEROR SHALL:

        2.3.1 specify (a) in relation to Existing Accounts, that the Accounts identified in such Offer have been identified in the Pool Index File as Designated Accounts in respect of which an assignment of or a declaration of trust over Existing Receivables and Future Receivables is being offered to the Receivables Trustee; and (b) in relation to Future Accounts, the relevant Future Accounts Criteria;

        2.3.2 in respect of Existing Receivables arising under Designated Accounts specified in such Offer:

                 (a) specify the aggregate amount of the Eligible Receivables comprised therein;

                 (b) specify the total Outstanding Face Amount of the Principal Receivables and the total outstanding balance of the Finance Charge Receivables comprised in such Eligible Receivables; and

                 (c) specify the aggregate amount of the Ineligible Receivables comprised therein, including, for the avoidance of doubt, any Additional Ineligible Receivables specified pursuant to Clause 2.3.2(d) below; and

                 (d) specify any Additional Ineligible Receivables offered in such Offer;

        2.3.3 be delivered no later than 12.00 noon on the Offer Date relating thereto; and

        2.3.4 constitute an offer by such Offeror or, as the case may be, such Additional Offeror to sell and assign to, or, in the case of Scottish Receivables, to hold on trust for, the Receivables Trustee absolutely all of the relevant Offeror's or relevant Additional Offeror's right, title and interest in and to the Existing Receivables and Future Receivables arising on each Account nominated in the Offer at the related Purchase Price therefor on the terms and conditions of this Deed, together with (to the extent such are capable of assignment) the benefit of each guarantee or insurance policy obtained by such Offeror or, as the case may be, such Additional Offeror, in respect

                                       4
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                 of the obligations of an Obligor to make payments on any such
                 Receivables and, in the case of an Initial Offer, the benefit of all amounts representing Acquired Interchange in respect of each Monthly Period.

                                    PART TWO
                               POST OFFER ACTIONS

2.4 Each Transferor and, upon its accession hereto, each Additional Transferor agrees to maintain a system which, during the term of this Deed, will individually identify any Designated Accounts the Receivables on which are the subject of an Offer made pursuant to Clause 2.1 or Clause 2.2.

2.5 Each Transferor and, upon its accession hereto, each Additional Transferor agrees not to alter the file designation with respect to any Designated Account during the term of this Deed unless and until such Designated Account becomes a Redesignated Account in accordance with Clause 7.4.

2.6 Each Transferor and, upon its accession hereto, each Additional Transferor agrees that if any Offer lapses before it is accepted in accordance with Clause 3.3, it will ensure the Accounts which are nominated in such lapsed Offer are not identified as being Designated Accounts in its system.

2.7 Each Transferor may, at any time after the Initial Offer Date in respect of such Transferor, subject to the prior written consent from the Rating Agencies and all existing Beneficiaries, designate any Affiliate of such Transferor which originates Accounts in the course of its business and/or to which such Transferor's rights, title and interest in and to any Designated Accounts have been assigned as an Additional Transferor for the purpose of making Offers under this Deed, by delivering or procuring the delivery to the Receivables Trustee of an Accession Notice duly executed by such Transferor and such nominated Affiliate of the Transferor in such form as the Receivables Trustee may require together with such other documents (including legal opinions) as the Receivables Trustee shall require and such nominated Affiliate shall not be admitted as an Additional Transferor for the purposes of this Deed until such time as the Receivables Trustee shall have confirmed to each existing Beneficiary that it has received the Accession Notice and such other prescribed documents in form and substance satisfactory to the Receivables Trustee.

3.      ACCEPTANCE OF OFFER AND PAYMENT FOR EXISTING RECEIVABLES

3.1 The Receivables Trustee may accept any Offer made in accordance with Clause 2.3 in the manner specified in Clause 3.4.

3.2 Each Offer may be accepted by the Receivables Trustee only with respect to the Existing Receivables and Future Receivables on Accounts referred to therein and any purported form of acceptance of an Offer otherwise than in the manner specified in Clause 3.4 shall be null and void and of no effect (and for the avoidance of doubt nothing in this Deed or in any

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        Offer shall of itself operate so as to convey or transfer to any person any beneficial interest in any Receivables).

3.3 Each Offer shall be irrevocable and binding on the relevant Offeror or, as the case may be, Additional Offeror, until (if not accepted before such time) the close of business on, in the case of an Initial Offer, the second Business Day following the Initial Offer Date and, in the case of a Subsequent Offer, the Second Business Day following the Offer Date relating thereto (or such longer period of time for acceptance as may be agreed upon by the relevant Offeror or, as the case may be, Additional Offeror, and the Receivables Trustee), when that Offer shall lapse.

3.4 Each Offer which has not lapsed in accordance with Clause 3.3 above may be accepted by payment in cash in Jersey, Channel Islands by or on behalf of the Receivables Trustee to the relevant Offeror or Additional Offeror of the Acceptance Price.

3.5 The parties to this Deed confirm and acknowledge that any contract entered into in the manner specified in Clause 3.4 will be a contract entered into in Jersey, Channel Islands.

                                   PART THREE
                   TERMS OF CONTRACT UPON ACCEPTANCE OF OFFER


        The following clauses shall apply to any contract constituted by the acceptance of an Offer pursuant to Clause 3.4.

4.      ASSIGNMENT OF RECEIVABLES AND SCOTTISH DECLARATION OF TRUST

4.1 Upon acceptance of an Offer pursuant to Clause 3.4 or, in the case of Future Receivables not in existence at the time of acceptance of the Offer, upon such Future Receivables coming into existence, all of the relevant Offeror's or, as the case may be, Additional Offeror's, rights, title and interest in and to:

        4.1.1 the Existing Receivables (other than Scottish Receivables) under each Designated Account nominated in that Offer; and

        4.1.2 the Future Receivables (other than Scottish Receivables) under each such Designated Account which are not Finance Charge Receivables in respect of Principal Receivables, which arise before the earliest of:

                 (a) in respect of each Designated Account, such time (if any), as such Account becomes a Redesignated Account;

                 (b)  the termination of the Receivables Trust; or

                 (c)  the occurrence of an Insolvency Event;

        4.1.3 all Future Receivables (other than Scottish Receivables) under each Designated Account nominated in such Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) to the Receivables Trustee pursuant to paragraphs 4.1.1 and 4.1.2 above;

        4.1.4 (to the extent such are capable of assignment) the benefit of, and any proceeds arising from, each guarantee or insurance policy obtained by the relevant Offeror or, as the case may be, the Additional Offeror, in respect of the obligations of an Obligor to make payments on any such Designated Account, including all Insurance Proceeds; and

        4.1.5 (in respect of the Initial Offer) the benefit of all amounts representing Acquired Interchange in respect of each Monthly Period,

        shall thereupon vest in the Receivables Trustee on the terms and conditions of this Deed and the Offer.

4.2 For the avoidance of doubt, any assignment made pursuant to this Deed will take effect in equity only unless and until a Notice of Assignment has been given in respect of it in

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        accordance with the provisions of Clause 6.8 and such other action is taken as is necessary to perfect the assignment.

4.3 Upon acceptance (or any date thereafter) by the Receivables Trustee of an Offer of any Scottish Receivables, the relevant Transferor or, as the case may be, Additional Transferor shall, if notified by the Receivables Trustee, execute (in respect of an Initial Offer) a Scottish Declaration of Trust substantially in the form set out in Schedule 3 or (in respect of a Subsequent Offer) a Scottish Declaration of Trust substantially in the form set out in Schedule 3 or a Scottish Additional Account Notice substantially in the form set out in Schedule 4, and (in respect of each Offer) the Receivables Trustee shall execute a Scottish Trust Notice substantially in the form of Schedule 10.

5. PAYMENT OF CASH PRICE, PAYMENT FOR FUTURE RECEIVABLES AND DEFERRED CONSIDERATION

5.1 Where a contract constituted by acceptance of an Offer in the manner specified in Clause 3.4 relates to:

        5.1.1 Receivables on an Existing Account, the Receivables Trustee shall pay the Cash Price to the relevant Offeror or Additional Offeror immediately upon such contract being accepted; and

        5.1.2 Receivables on a Qualifying Future Account, the Receivables Trustee shall pay the Cash Price to the relevant Offeror or Additional Offeror on the relevant Addition Date.

5.2 In consideration of the assignment or holding on trust by a Transferor or Additional Transferor to or for the Receivables Trustee of Future Receivables coming into existence on any day (which Receivables will have vested in equity in, or be held on trust for, the Receivables Trustee) and the benefit of Acquired Interchange in respect of each Monthly Period, the Receivables Trustee shall pay to such Transferor or, as the case may be, Additional Transferor (and, in respect of any amount to be paid in cash, in accordance with Clause 6.3 or Clause 6.6, as applicable), not later than the Business Day which is two Business Days after the Date of Processing relating to such Future Receivables or such longer period of time as may be agreed upon by the relevant Transferor or, as the case may be, Additional Transferor and the Receivables Trustee (if it has received written confirmation from each relevant Rating Agency that such increase in time will not result in such Rating Agency reducing or withdrawing its then current rating on any outstanding Associated Debt), an amount equal to the Outstanding Face Amount of the Principal Receivables subject to such assignment or trust of such Future Receivables as calculated by the relevant Transferor or, as the case may be, Additional Transferor and notified to the Receivables Trustee by such Transferor or, as the case may be, Additional Transferor (and specifying the aggregate amount of such Principal Receivables which are Ineligible Receivables) by no later than
        12.00 noon on such day for payment.

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5.3     Each Transferor and each Additional Transferor shall prepare and maintain a daily activity report (the "DAILY ACTIVITY REPORT") in connection with the payments required under Clause 5.2 which shall specify with reference to the Designated Accounts of such Transferor or, as the case may be, Additional Transferor (on an aggregate basis) in respect of the date specified in such Daily Activity Report:

        5.3.1 the outstanding balance of the Future Receivables which have arisen and which have automatically been assigned in equity to, or held on trust for, the Receivables Trustee since the previous Daily Activity Report and which are Eligible Receivables;

        5.3.2 the Outstanding Face Amount of the Principal Receivables which are Eligible Receivables and the amount of the Finance Charge Receivables comprised in such Eligible Receivables; and

        5.3.3 the outstanding balance of Future Receivables which have arisen and which have automatically been assigned in equity to, or held on trust for, the Receivables Trustee since the previous Daily Activity Report and which are Ineligible Receivables,

        PROVIDED, HOWEVER, that each Transferor and, upon its accession hereto, each Additional Transferor agrees to deliver such Daily Activity Report to the Receivables Trustee within three Business Days (or such other period as may otherwise be agreed) of the Receivables Trustee requesting it, which the Receivables Trustee may do at any time.

5.4 By way of further consideration for the assignment or holding on trust of Receivables on Designated Accounts by each Transferor (or any Additional Transferor) to or for the Receivables Trustee, the Receivables Trustee shall make payments of Deferred Consideration to each Transferor (or relevant Additional Transferor) on each Distribution Date on which such Deferred Consideration is calculated to be payable. The amount of Deferred Consideration payable shall be calculated by the Trust Cash Manager (or relevant Co-Trust Cash Manager) in accordance with the Receivables Trust Deed and Cash Management Agreement and related Supplement.

6.      PERFECTION AND DIRECTIONS AS TO PAYMENT

6.1 The Acceptance Price payable to the relevant Offeror in accordance with Clause 3.4 in order to accept an offer shall be paid by the Receivables Trustee into the Proceeds Account of the relevant Offeror, such payment when so made to constitute payment by the Receivables Trustee to the relevant Offeror by way of acceptance of the Offer in respect of which the payment is made pursuant to Clause 3.4.

6.2 The obligation of the Receivables Trustee to pay the Cash Price to an Offeror pursuant to Clause 5.1 shall be satisfied by payment of the Cash Price into the Proceeds Account of the relevant Offeror, such payment when so made to constitute compliance by the Receivables

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        Trustee with Clause 5.1 in respect of the Existing Receivables in respect of which the payment is made.

6.3 Each payment due to an Offeror pursuant to Clause 5.2 in respect of Future Receivables and Acquired Interchange shall be satisfied by payment of the relevant amount into the Proceeds Account of the relevant Offeror, such payment when so made to constitute compliance by the Receivables Trustee with Clause 5.2 in respect of the Future Receivables and Acquired Interchange in respect of which the payment is made.

6.4 The terms of each Accession Notice shall specify that the Acceptance Price payable to the relevant Additional Offeror by the Receivables Trustee in order to accept an Offer, in accordance with Clause 3.4, shall be paid by the Receivables Trustee into the Proceeds Account specified in such Accession Notice, such payment when made to constitute payment by the Receivables Trustee to such Additional Offeror by way of acceptance of the Offer in respect of which the payment is made pursuant to Clause 3.4.

6.5 The terms of each Accession Notice shall specify that the obligation of the Receivables Trustee to pay the Cash Price to the relevant Additional Offeror shall be satisfied by payment of the Cash Price into the Proceeds Account of the relevant Additional Offeror specified in such Accession Notice, such payment when so made to constitute compliance by the Receivables Trustee with Clause 5.1 in respect of the Existing Receivables in respect of which the payment is made.

6.6 The terms of each Accession Notice shall specify that each payment due to the relevant Additional Offeror pursuant to Clause 5.2 in respect of Future Receivables and Acquired Interchange shall be satisfied by payment of the relevant amount into the Proceeds Account specified in such Accession Notice, such payment when so made to constitute compliance by the Receivables Trustee which Clause 5.2 in respect of the Future Receivables and Acquired Interchange in respect of which the payment is made.

6.7 Subject to Clause 6.10, each Transferor and Additional Transferor will take all such steps and comply with all such formalities as the Receivables Trustee may require to perfect or more fully to evidence or secure title to the Receivables and Acquired Interchange (and the benefit of any guarantee or insurance policy in respect of the obligations of an Obligor to make payments in respect thereof) assigned (or purported to be assigned) or held on trust pursuant to this Deed and the interest of the Receivables Trustee therein, including, without prejudice to the generality of the foregoing, the execution of a Scottish Assignation in respect of any Scottish Receivables, substantially in the form set out in Schedule 6.

6.8 Further to Clause 6.7 (but without limitation thereof) and subject to Clause 6.10, in the event that the Receivables Trustee accepts an Offer, the Offeror or the relevant Additional Offeror shall, where the Rating Agencies have required the Offeror or relevant Additional Offeror to do so in relation to any Initial Offer, on the date of acceptance thereof, execute a written instrument of transfer of either (i) Existing Receivables in specified Designated Accounts offered pursuant to such Offer in respect of which the Cash Price payable for such


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

        Receivables (the "POTENTIALLY STAMPABLE AMOUNT"), is at least
        (L)1,000,000 or (ii) all Existing Receivables offered pursuant to such Offer if the potentially stampable amount is less than (L)4,000 (such instrument being an "INITIAL ASSIGNMENT").

6.9 Subject to Clause 6.10, to secure the proprietary interest of the Receivables Trustee relating to the Receivables and Acquired Interchange (and the benefit of any guarantee or insurance policy in respect of the obligations of an Obligor to make payments in respect thereof) assigned (or purported to be assigned) to or held on trust for it by a Transferor or, as the case may be, an Additional Transferor and the performance of such Transferor's or, as the case may be, Additional Transferor's obligations in respect thereof, each Transferor and, upon its accession hereunder, each Additional Transferor hereby irrevocably appoints by way of security the Receivables Trustee as its attorney (with full power of delegation) for the purpose of performing and complying with all and any of such obligations of each Transferor or, as the case may be, Additional Transferor, whether in the name of such Transferor or, as the case may be, Additional Transferor or in the name of the Receivables Trustee, and in such manner as the Receivables Trustee may consider appropriate, and each Transferor and, upon its accession hereunder, Additional Transferor hereby ratifies, confirms and adopts and agrees to ratify, confirm and adopt whatsoever the Receivables Trustee shall do or purport to do on its behalf by virtue of and in accordance with this power of attorney, except in the case of bad faith, fraud or gross negligence on the part of the Receivables Trustee in so acting.

6.10 The Receivables Trustee (whether in its capacity as donee of the power of attorney in Clause 6.9 or otherwise) hereby agrees that at any time:

        6.10.1 it shall not require any Transferor or, as the case may be, Additional Transferor to execute a Scottish Assignation;

        6.10.2 no Notice of Assignment or any other notice in whatever form of the assignment or assignation to the Receivables Trustee of Receivables relating to any Obligor and, if applicable the benefit of any related guarantee or insurance policy shall be given by it (or required by it to be given) to any such Obligor or any provider of any guarantee or insurance policy in respect of the obligations of such Obligor; and

        6.10.3 except as provided in Clause 6.8, no written assignment or transfer (whether by deed or otherwise) of any Receivables (or any guarantee or insurance policy in respect of the obligations of an Obligor to make payments in respect thereof) assigned (or purported to be assigned) or held on trust shall be required, unless at such time a Notification Event has occurred and is then subsisting and such action is required in the opinion of the Receivables Trustee (after consulting with such legal advisers as it deems necessary) to give effect to the obligations of a Transferor or, as the case may be, an Additional Transferor under Clause 6.7. For the avoidance of doubt the parties acknowledge that, unless and until a Notice of Assignment or Scottish Assignation as applicable is given following a Notification Event and in relation thereto or such other action

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

        is taken as is necessary to perfect the assignment or transfer, all assignments or transfers of Receivables pursuant to this Deed will take effect at all times in equity or, in the case of Scottish Receivables, by trust only.

6.11 The Receivables Trustee shall not be entitled to create, assume or incur indebtedness or other liabilities in the name of the Receivables Trust other than as contemplated in this Deed, the Receivables Trust Deed and Trust Cash Management Agreement, any Supplement thereto and any document related thereto.

7.      REDESIGNATION AND REMOVAL OF ACCOUNTS

7.1 Each Designated Account shall continue to be a Designated Account until such time, if any, that it becomes a Redesignated Account on the date specified in respect of such Designated Account pursuant to Clause 7.3 (the "REDESIGNATION DATE").

7.2 Subject to Clause 7.7, each Transferor and Additional Transferor may at any time, and in its absolute discretion, notify the Receivables Trustee in writing of any Designated Account (which is not a Cancelled Account, Defaulted Account (excluding Defaulted Accounts to be sold or transferred for consideration prior to being charged-off) or Zero Balance Account) which such Transferor or Additional Transferor wishes to cease to be a Designated Account with effect from such following date as the Transferor or such Additional Transferor shall specify in that notice (a "REDESIGNATION NOTICE").

7.3 The Redesignation Date of a Designated Account shall be ascertained as follows:

        7.3.1 in the case of a Cancelled Account, the Redesignation Date shall be the day on which the relevant Designated Account is recorded by the Servicer as a Cancelled Account on the Servicer's computer master file of Accounts;

        7.3.2 in the case of a Zero Balance Account, the Redesignation Date shall be the day on which the relevant Designated Account is recorded by the Servicer as being a Zero Balance Account and removed from the Servicer's computer master file of Accounts;

        7.3.3 in the case of a Defaulted Account, the Redesignation Date shall be the day on which:

                 (i) the Receivables thereunder are recorded as charged-off on the Servicer's computer master file of Accounts, or

                 (ii) in the case where such Defaulted Accounts are intended to be sold or transferred for consideration (in accordance with the Servicer's customary procedures for such sales or transfers) to a third party for debt recovery, the day on which the Receivables thereunder are recorded as eligible for sale or transfer in respect of debt recovery, PROVIDED THAT, in the case of this

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

                      paragraph (ii), such Redesignation shall only occur if all conditions listed in Clause 7.7 below are met.

                      Notwithstanding any other provision hereof, any Receivables in a Defaulted Account that are Ineligible Receivables prior to such date shall be treated as Ineligible Receivables rather than as Receivables in Defaulted Accounts; and

        7.3.4 in the case of a Non-Conforming Account, the Redesignation Date shall be the day on which the relevant Designated Account is identified as being a Non-Conforming Account and is recorded by the Servicer as a Non-Conforming Account on the Servicer's computer master file of Accounts. Notwithstanding any other provision hereof and for the avoidance of doubt, any Receivables in a Non-Conforming Account shall be treated as Ineligible Receivables from the date they are identified by the Servicer as Non-Conforming Receivables;

        7.3.5 in the case of a Designated Account which is not a Cancelled Account, Defaulted Account, Zero Balance Account or Non-Conforming Account, the Redesignation Date shall be the day specified in the Redesignation Notice.

7.4 On, and with effect from, the Redesignation Date in respect of a Designated Account the following shall occur:

        7.4.1 such Account shall cease to be a Designated Account and thereafter shall be a Redesignated Account;

        7.4.2 all Receivables which were in existence prior to the Redesignation Date shall, to the extent the Receivables Trustee has not paid for such Receivables, be paid for by the Receivables Trustee in accordance with this Deed;

        7.4.3 all Future Receivables generated on such Redesignated Account which are Principal Receivables or Finance Charge Receivables in respect of Receivables which were not in existence prior to such Redesignation Date which come into existence on or after the Redesignation Date shall not be assigned or held on trust by the relevant Transferor or, as the case may be, Additional Transferor to or for the Receivables Trustee; and

        7.4.4 all Future Receivables which are Finance Charge Receivables in respect of Receivables which were in existence prior to such Redesignation Date which come into existence on or following such Redesignation Date shall continue to be automatically assigned or held on trust by the relevant Transferor or, as the case may be, Additional Transferor to or for the Receivables Trustee and constitute Trust Property;

        PROVIDED, HOWEVER, that, for the avoidance of doubt, no Receivable assigned to or held on trust for the Receivables Trustee shall be reassigned or released to any Transferor or Additional Transferor except in the circumstances set out in Clauses 10.5 and 11.3.

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

7.5 Each Transferor and Additional Transferor shall maintain a system which identifies each Redesignated Account in the systems of such Transferor or Additional Transferor until the earlier of:


        7.5.1 such time as Collections (in an amount equal to the aggregate of the Outstanding Face Amount of each Principal Receivable and the outstanding balance of each Finance Charge Receivable) have been received by the Receivables Trustee in respect of the Receivables which have been assigned to or held on trust for the Receivables Trustee in respect of that Account other than Receivables which have been sold or transferred for consideration or charged-off in accordance with the Card Guidelines on the computer master file of Accounts used by the Servicer (or any Co-Servicer); or

        7.5.2 such time as all Receivables outstanding on such Account which constitute Trust Property have been reassigned or released to the relevant Transferor or, as the case may be, such Additional Transferor in the circumstances set out in Clause 11.3.

7.6 At such time as a Transferor or an Additional Transferor ceases to be obliged to identify each Redesignated Account as such in the systems of such Transferor or Additional Transferor (in accordance with Clause 7.5) such Transferor or Additional Transferor may at any time thereafter, and in its absolute discretion, notify the Receivables Trustee that it wishes to cease to identify such Accounts as being Redesignated Accounts, with effect from such date as such Transferor or, as the case may be, Additional Transferor shall specify in that notice (the "REMOVAL DATE"), and such Accounts shall then be identified in the systems of the relevant Transferor or Additional Transferor, in accordance with a system maintained by such Transferor or, as the case may be, Additional Transferor for that purpose, as constituting "REMOVED ACCOUNTS" PROVIDED, HOWEVER, that in respect of a Zero Balance Account, the relevant Transferor or, as the case may be, Additional Transferor, shall remove or have removed such designation on the Redesignation Date (which, consequently, shall also be the Removal Date for such Account) and such Zero Balance Account shall also constitute a Removed Account.

7.7 No Transferor or Additional Transferor shall be permitted to redesignate Designated Accounts pursuant to Clause 7.2 which are not Cancelled Accounts, Defaulted Accounts (excluding Defaulted Accounts to be sold or transferred for consideration prior to being charged-off), Zero Balance Accounts or Non-Conforming Accounts unless the following conditions are satisfied:

        7.7.1 such redesignation shall not, in the reasonable belief of the relevant Transferor or Additional Transferor, cause a Pay Out Event to occur;

        7.7.2 the relevant Transferor or, as the case may be, Additional Transferor shall represent and warrant to the Receivables Trustee that no selection procedures believed by such Transferor or Additional Transferor to have a Material Adverse Effect were utilised in selecting the Designated Accounts to be redesignated;

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

        7.7.3 on or before the tenth Business Day prior to the Redesignation Date, each Rating Agency and the Receivables Trustee shall have received notice in writing from the relevant Transferor or, as the case may be, Additional Transferor of such proposed redesignation and such Transferor or Additional Transferor and the Receivables Trustee shall have received written notice prior to the Redesignation Date from each Rating Agency that such proposed redesignation will not result in a downgrade or withdrawal of its then current rating of any outstanding Associated Debt;

        7.7.4 the relevant Transferor or, as the case may be, Additional Transferor and the Servicer (or any Co-Servicer) shall certify to the Receivables Trustee that either (i) Collections (equal to the Outstanding Face Amount of each Principal Receivable and the outstanding balance of each Finance Charge Receivable) have been received by the Receivables Trustee in respect of every Receivable which has been assigned to or held on trust for the Receivables Trustee in respect of that Account other than Receivables which have been sold or transferred for consideration or charged-off in accordance with the Card Guidelines on the computer master file of Accounts used by the Servicer (or relevant Co-Servicer) or (ii) such Transferor or Additional Transferor has received confirmation from the Financial Services Authority that such redesignation is permitted; and

        7.7.5 such Transferor or, as the case may be, Additional Transferor shall have delivered to the Receivables Trustee an Officer's Certificate confirming the items set out in Clauses 7.7.1 to
                 7.7.4 above.

        PROVIDED, HOWEVER, that the Receivables Trustee may conclusively rely on the Officer's Certificate referred to in Clause 7.7.5 above without making enquiries with regard to the matters set out therein.

8.      DISCOUNT PERCENTAGE, SPECIAL FEES, ANNUAL FEES AND ACQUIRED INTERCHANGE

8.1 Any Transferor or Additional Transferor may, at any time by giving not less than 30 days' prior notice in writing to the Servicer, any Co-Servicer, the Receivables Trustee and the Rating Agencies, nominate a Discount Percentage to apply to Principal Receivables from the date specified in such notice for such period (or additional period) of time as such Transferor or Additional Transferor shall specify.

8.2 If a Transferor or Additional Transferor notifies the Receivables Trustee of the application of a Discount Percentage in accordance with Clause 8.1 then, during the period of time specified by such Transferor or Additional Transferor under Clause 8.1, the relevant amount of any Cash Price to be paid pursuant to Clause 5.1 shall accordingly be reduced by a percentage equal to the Discount Percentage, and the obligation of the Receivables Trustee to make the payments referred to in Clause 5.2 shall be likewise reduced.


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

8.3 No nomination by a Transferor or Additional Transferor pursuant to Clause 8.1 of a Discount Percentage or the period (or additional period) of time for which it is to be effective shall be of any effect unless:

        8.3.1 each Rating Agency has confirmed in writing that such proposed nomination or increase in length of the relevant period will not result in a downgrade or withdrawal of its then current rating of any outstanding Associated Debt;

        8.3.2 such Transferor or Additional Transferor has provided the Receivables Trustee with a certificate in the form set out in the Eighth Schedule, signed by an authorised officer of such Transferor or Additional Transferor confirming that:

                 (a) the performance of the portfolio of Designated Accounts is such that in the reasonable opinion of such Transferor or Additional Transferor the yield of Finance Charge Collections is not generating adequate cashflows for the Beneficiaries of the Receivables Trust and the size of the Discount Percentage is not intended solely to accelerate amounts payable as Deferred Consideration; and

                 (b) such Transferor or Additional Transferor is able to pay its debts within the meaning of section 123 of the Insolvency Act 1986 and will not become unable to pay its debts within the meaning of that section in consequence of such Discount Percentage coming into effect, as at the date on which the Discount Percentage or additional period is to take effect.

8.4 From time to time, each Transferor and Additional Transferor may levy a Special Fee on Accounts (including Designated Accounts) in respect of all or certain types of Receivables arising thereon, whether at one time or on an ongoing basis, and may in respect of such Special Fees on or after the date on which they are first levied, designate in a certificate to the Receivables Trustee whether such Special Fees shall be treated as Finance Charge Receivables or as Principal Receivables, PROVIDED, HOWEVER, that in the absence of such certificate, such Special Fees shall be treated as Finance Charge Receivables, PROVIDED FURTHER, HOWEVER, that such Transferor or such Additional Transferor may not designate Special Fees as Principal Receivables unless it certifies in such certificate that it has received an Opinion of Counsel that such Special Fees constitute, for the purpose of tax in the United Kingdom, repayment in whole or in part of an advance to an Obligor.

8.5 Each Transferor and Additional Transferor may, at any time by giving notice in writing to the Servicer, the Receivables Trustee and the Rating Agencies, designate in a certificate to the Receivables Trustee whether Future Receivables arising after that time and Existing Receivables comprised in Offers accepted by the Receivables Trustee after that time in respect of Annual Fees shall be treated as Finance Charge Receivables or as Principal Receivables PROVIDED, HOWEVER, that in the absence of such certificate, such Receivables in respect of Annual Fees shall be treated as Finance Charge Receivables; PROVIDED FURTHER, HOWEVER, that any designation of Annual Fees as Principal Receivables shall not be of any effect unless such Transferor or, as the case may be, Additional Transferor certifies in such certificate that it has received an Opinion of Counsel that such Annual Fees constitute, for the purpose of tax in the United Kingdom, repayment in whole or in part of an advance to an Obligor.

8.6 On or before each Transfer Date, each Transferor and Additional Transferor shall notify the Receivables Trustee of the amount of Acquired Interchange with respect to the preceding Monthly Period.

8.7 On each Transfer Date, each Transferor and Additional Transferor shall cause to be paid to the Receivables Trustee by depositing into the Trustee Collection Account, in immediately available funds, an amount equal to the amount of Acquired Interchange.

9.      TRUST

9.1 If for any reason any Receivable arising on a Designated Account cannot be duly assigned to, or, in the case of a Scottish Receivable, held on trust pursuant to the Scottish Declaration of Trust for, the Receivables Trustee as contemplated hereby but the Receivables Trustee has accepted the Offer relating to that Receivable then, with effect from the date on which the Receivables Trustee accepted such Offer, that Receivable shall be treated as if it had been validly and duly assigned to or held on trust for the Receivables Trustee and the relevant Transferor or, as the case may be, the Additional Transferor shall hold the same and all Collections related thereto on trust absolutely for the Receivables Trustee and all such Collections shall be applied as if such Receivable had been validly and duly assigned.

9.2     The provisions of Clause 9.1 shall be without prejudice to:

        9.2.1 any obligations or representations of such Transferor or, as the case may be, Additional Transferor hereunder in respect of any Receivables; and

        9.2.2 any liabilities of such Transferor or Additional Transferor or rights of the Receivables Trustee in relation to any breach or inaccuracy on the part of such Transferor or, as the case may be, Additional Transferor of the matters referred to in Clause 9.2.1.

9.3 All Collections in respect of any Receivables constituting Trust Property received by any Transferor or any Additional Transferor (whether or not the appointment of RBS as Servicer or such Additional Transferor as a Co-Servicer, if applicable, under the Beneficiaries Servicing Agreement has been terminated) shall, pending their application to the Trustee Collection Account, be held on trust for and to the order of the Receivables Trustee.

10. REDUCTIONS IN RECEIVABLES, EARLY COLLECTIONS, CREDIT ADJUSTMENTS AND REASSIGNMENT OR RELEASE OF DEFAULTED RECEIVABLES

10.1 If the amount paid or payable in respect of any Principal Receivable which has been assigned or held on trust by a Transferor or Additional Transferor to or for the Receivables Trustee is reduced (other than in respect of a Transferor Section 75 Liability, Additional

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


        Transferor Section 75 Liability or a Credit Adjustment) after the Offer Date relating thereto by reason of:

        10.1.1 any set-off or counterclaim as between an Obligor and a Transferor or Additional Transferor; or

        10.1.2 any other matter as between an Obligor and a Transferor or Additional Transferor,

        (each of 10.1.1 and 10.1.2 above a "REDUCTION")

        and such Transferor or Additional Transferor has received a benefit in money or money's worth as a consequence of such Reduction (including, without limitation, any reduction in any liability owing by such Transferor or Additional Transferor to such Obligor) then such Transferor or Additional Transferor shall nevertheless for the purposes of this Deed be treated as having been paid the amount of such Reduction on the date of such Reduction in addition to any other amounts which may be paid or payable in respect of such Receivable.

10.2 If any Existing Receivable which is purported to be assigned or held on trust pursuant to any Offer made pursuant to the terms of this Deed shall have been collected in whole or in part prior to the time of such purported assignment or holding on trust, then the portion thereof which shall have been so collected (an "EARLY COLLECTION") shall be treated for the purposes of this Deed as having been collected by the relevant Transferor or, as the case may be, the Additional Transferor immediately following such purported assignment or holding on trust thereof.

10.3 If any Principal Receivable which has been assigned or is held on trust by a Transferor or Additional Transferor to or for the Receivables Trustee is reduced after the Offer Date relating thereto by reason of a Credit Adjustment then such Transferor or Additional Transferor shall nevertheless for the purposes of this Deed be treated as having been paid the amount of such Credit Adjustment on the date of such Credit Adjustment in addition to any other amounts which may be paid or payable in respect of such Receivable.

10.4 Subject to Clause 13.3, such Transferor or, as the case may be, Additional Transferor shall be obliged to pay to the credit of the Trustee Collection Account an amount equal to the amount of each Reduction (as referred to in Clause 10.1), Early Collection (as referred to in Clause 10.2) or Credit Adjustment (as referred to in Clause 10.3) by no later than the second Business Day following the date on which it became aware of such Reduction, Early Collection or Credit Adjustment (as the case may be) or was notified thereof by the Trust Cash Manager.

10.5 The Receivables Trustee may, if so instructed by the Beneficiaries, from time to time (by giving a notice in substantially the form set out in Schedule 9) offer to sell to a Transferor or Additional Transferor (in each case for immediate on-sale to a third party, such sale to occur outside the United Kingdom), as applicable, all Receivables in the Defaulted Accounts specified in such notice. The Transferor or Additional Transferor, as the case may be, may in its discretion choose to accept such offer. If such offer is accepted, the consideration


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

        ("CONSIDERATION") payable by the Transferor or Additional Transferor (as applicable) for the assignment or release from trust (as appropriate) of such Receivables shall be deferred and shall equal (i) that portion of the balance of such Receivables in Defaulted Accounts which is subsequently recovered, or (ii) the amount of consideration received from any third party to whom the Receivables in Defaulted Accounts are sold, and (in the case of (i) and (ii)) paid to the Transferor or Additional Transferor (the "RECOVERED AMOUNT") less any costs and expenses incurred or payments made by the Transferor or Additional Transferor, as applicable, in order to obtain the recovered amount. The consideration shall be payable in respect of Monthly Periods and shall be paid into the Trustee Collection Account on the Transfer Date relating to each relevant Monthly Period. For the avoidance of doubt, the consideration shall only become due and payable to the Receivables Trustee following the realisation of the recovered amount and determination of related costs and expenses by the Transferor or Additional Transferor, as the case may be, and there shall be no obligation to make any payment prior to such time.

11.     BREACH OF WARRANTY

11.1 If, in respect of any Principal Receivable which has been assigned to or held on trust for the Receivables Trustee, any representation referred to in Clause 16.2 or 16.3 proves at any time to have been incorrect when made or the Principal Receivable is identified by the Servicer as being a Non-Conforming Receivable and, as such, an Ineligible Receivable from the date of such identification, the relevant Transferor or, as the case may be, the Additional Transferor shall be treated as having received by way of a Collection the Outstanding Face Amount of such Principal Receivable and, subject to Clause 13.3, the relevant Transferor or, as the case may be, the Additional Transferor shall be obliged to pay by no later than the Business Day following the date on which such representation becomes known to the relevant Transferor or, as the case may be, the Additional Transferor to be incorrect, an amount equal to the Outstanding Face Amount of such Principal Receivable to the Trustee Collection Account under advice to that effect to the Receivables Trustee, PROVIDED, HOWEVER, that such Principal Receivable shall not be reassigned or released from trust to such Transferor or Additional Transferor but shall thereafter be treated as an Ineligible Receivable unless and until all Receivables outstanding on the relevant Account are reassigned or released from trust to such Transferor or Additional Transferor in the circumstances set out in Clause 11.3.

11.2 The fulfilment of the relevant Transferor's or, as the case may be, the Additional Transferor's obligation to make payments to the Receivables Trustee required pursuant to Clause 11.1 in respect of a Principal Receivable or (as the case may be) all the Principal Receivables of an Obligor shall be in full satisfaction and discharge of any rights or remedies which the Receivables Trustee may otherwise have had with respect to such Principal Receivable as a result of any breach, anticipatory breach or other circumstance on the part of or affecting the Transferor or the Additional Transferor arising under this Deed in relation to such Principal Receivable or (as the case may be) the Obligor concerned, and accordingly, the Receivables Trustee hereby acknowledges that it will have no further or other rights with respect to such

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

        Principal Receivable as a result of or in connection with any such breach, anticipatory breach or other circumstance.

11.3    In the event that:

        11.3.1 each and every Principal Receivable which has been assigned to or held on trust for the Receivables Trustee in respect of an Account and which remains outstanding proves to have been assigned to or held on trust for the Receivables Trustee in circumstances where any representation referred to in Clause
                 16.2 and 16.3 proves to have been incorrect when made with respect to such Principal Receivables, or is identified as being a Non-Conforming Receivable;

        11.3.2 the relevant Transferor or Additional Transferor has issued a Redesignation Notice in respect of such Account as a Redesignated Account pursuant to Clause 7.2; and

        11.3.3 the obligation of such Transferor or Additional Transferor with respect to such Principal Receivables as set out in Clause 11.1 has been fulfilled then such Transferor or, as the case may be, Additional Transferor may by five Business Days written notice require the Receivables Trustee (at the expense of the relevant Transferor or, as the case may be, Additional Transferor) to offer to reassign or release from trust (as appropriate) all (but not some only) of the Receivables outstanding on such Redesignated Account which constitute Trust Property to such Transferor or, as the case may be, Additional Transferor for a nominal consideration not to exceed (L)1 pursuant to an instrument to be executed and maintained, if so requested by such Transferor or Additional Transferor, outside of the United Kingdom. Following such reassignment or release such Receivables shall be owned by such Transferor or, as the case may be, such Additional Transferor absolutely and such Account shall constitute and be identified as a Removed Account from the date of such reassignment or release (which shall also constitute the relevant Removal Date).

12.     CURRENCY OF ACCOUNT AND PAYMENT

12.1 Sterling is the currency of account and payment for each and every sum at any time due from any person hereunder PROVIDED, HOWEVER, that:

        12.1.1 each payment in respect of costs and expenses shall be made in the currency in which the same were incurred; and

        12.1.2 each payment which is expressed herein to be payable in another currency shall be made in that other currency.

12.2 If any sum due from a person (a "RELEVANT PERSON") under this Deed or any order or judgment given or made in relation hereto has to be converted from the currency (the "FIRST CURRENCY") in which the same is payable hereunder or under such order or judgment into another currency (the "SECOND CURRENCY") for the purpose of (i) making or filing a claim or proof against the relevant person, (ii) obtaining an order or judgment in any court or other tribunal or (iii) enforcing any order or judgment given or made in relation hereto, the relevant person shall indemnify and hold harmless the person to whom such sum is due from and against any loss suffered as a result of any discrepancy between (a) the rate of exchange used for such purpose to convert the sum in question from the first currency into the second currency and (b) the rate or rates of exchange at which such person may in the ordinary course of business purchase the first currency with the second currency upon receipt of a sum paid to it in satisfaction, in whole or in part, of any such order, judgment, claim or proof.

12.3 All payments made by any person hereunder shall be made free and clear of and without any deduction for or on account of any set-off or counterclaim unless otherwise agreed in writing by the relevant Transferor and the Receivables Trustee or, as the case may be, the relevant Additional Transferor and the Receivables Trustee.

13. PAYMENTS BY THE TRANSFERORS, ADDITIONAL TRANSFERORS AND THE RECEIVABLES TRUSTEE

13.1 On each date upon which this Deed requires an amount to be paid in cash by or on behalf of a Transferor or Additional Transferor to the Receivables Trustee, such Transferor or, as the case may be, Additional Transferor shall, save as expressly provided otherwise herein, make the same available to the Receivables Trustee:

        13.1.1 where such amount is denominated in Sterling by payment in Sterling and in same day funds (or in such other funds as may for the time being be customary in Jersey for the settlement of international banking transactions in Sterling) to such account and bank in Jersey as the Receivables Trustee shall have specified in writing for this purpose at least two Business Days prior to such amount becoming payable; or

        13.1.2 where such amount is denominated in a currency other than Sterling, by payment in such currency and in immediately available, freely transferable, cleared funds to such account with such bank in the principal financial centre of the country of such currency as the Receivables Trustee shall have specified in writing for this purpose at least five Business Days prior to such amount becoming payable.

13.2 On each date upon which this Deed requires an amount to be paid in cash to a Transferor or Additional Transferor hereunder by or on behalf of the Receivables Trustee, the Receivables Trustee shall, save as otherwise provided herein, make the same available to such Transferor or Additional Transferor:

        13.2.1 where such amount is denominated in Sterling, by payment in Sterling and in same day funds (or in such other funds as may for the time being be customary in London for the settlement of international banking transactions in Sterling) to such Transferor or Additional Transferor at such account and bank in Jersey as such Transferor or Additional Transferor shall have specified in writing for this purpose at least two Business Days prior to such amount becoming payable; or

        13.2.2 where such amount is denominated in a currency other than Sterling, by payment in such currency and in immediately available, freely transferable, cleared funds to such account with such bank in the principal financial centre of the country of such currency as such Transferor or Additional Transferor shall have specified in writing for this purpose at least five Business Days prior to such amount becoming payable.

13.3 Notwithstanding any other provision of this Deed, each Transferor, each Additional Transferor and the Receivables Trustee hereby agrees and acknowledges that:

        13.3.1 any amount payable by the Receivables Trustee to the relevant Transferor or Additional Transferor in cash pursuant to Clause
                 5.1 (in respect of payment of the Cash Price for Existing Receivables) and Clause 5.2 (in respect of the payment for Future Receivables) on any Business Day shall be set-off against the amount of any shortfall in the amount of Cash Available for Acquisition on that Business Day which is to be funded by the Transferors and each Additional Transferor as beneficiaries of the Receivables Trust in the circumstances contemplated by Clause 5.2(c)(ii) and (iii) respectively of the Receivables Trust Deed and Trust Cash Management Agreement PROVIDED, HOWEVER, that the relevant Transferor Interest in the Receivables Trust is increased accordingly; and

        13.3.2 the obligation of each Transferor or Additional Transferor to the Receivables Trustee to pay an amount in cash pursuant to Clause 10.4 (in respect of reductions in Receivables) and Clause 11.1 (in respect of breach of warranty) may be fulfilled (in whole or in part) by a reduction in the amount of the relevant Transferor Interest in the Receivables Trust in the circumstances contemplated by Clauses 5.3(a)(ii) of the Receivables Trust Deed and Trust Cash Management Agreement PROVIDED, HOWEVER, that such decrease shall not cause such Transferor Interest to be decreased to an amount of less than zero.

13.4 For the avoidance of doubt, the Acceptance Price payable by the Receivables Trustee pursuant to Clause 3.4 in order to accept an Offer shall not be subject to the set-off arrangements described in Clause
        13.3 above.

14.     CARD OPERATING ACCOUNTS AND PROCEEDS ACCOUNTS

14.1 Each Transferor has opened, and on or prior to its accession hereto each Additional Transferor shall have opened (unless otherwise agreed with the Receivables Trustee), an account in its own name for the purpose of receiving, inter alia, Collections (each a "CARD OPERATING ACCOUNT").

14.2 Pending application of monies from the Card Operating Accounts to the Trustee Collection Account either hereunder or in accordance with the Receivables Trust Deed and Trust Cash Management Agreement, the sums from time to time standing to the credit of each Operating Account shall be held respectively by the relevant Transferor or Additional Transferor on trust for and to the order of (1) the Receivables Trustee, to the extent such Collections are

        Principal Collections, Finance Charge Collections, Acquired Interchange or Ineligible Collections and (2) the relevant Transferor or, as the case may be, Additional Transferor, otherwise; and each Transferor and each Additional Transferor by its accession hereto hereby confirms that the bank at which its respective Card Operating Account is maintained has been notified in writing that such account is a trust account held on the above basis.

14.3 Each Transferor has opened a bank account in its name for the purpose of receiving cash payments due to such Transferor in respect of the Purchase Price of Receivables (the "RBS CARDS PROCEEDS ACCOUNT" and the "RBSA PROCEEDS ACCOUNT", respectively), or such other accounts as such Transferor may from time to time designate. On or prior to its accession hereto, each Additional Transferor shall have opened an account in its name for the purpose of receiving cash payments due to such Additional Transferor in respect of the Purchase Price of the Receivables (the "ADDITIONAL TRANSFEROR PROCEEDS ACCOUNT") or such other accounts as such Additional Transferor may from time to time designate.

15.     THE TRUSTEE COLLECTION ACCOUNT

        The Receivables Trustee has opened an account at a Qualified Institution in the name of the Receivables Trustee (the "TRUSTEE COLLECTION ACCOUNT").

16.     REPRESENTATIONS

16.1 Each Offeror severally represents as of the date hereof and each Additional Offeror severally represents as of the date of its accession hereunder that each of the statements set out in Parts 1 and 2 of the Fourth Schedule of the Master Framework Agreement is true and such Offeror and such Additional Offeror shall be deemed to repeat such representations by reference to the facts and circumstances then existing on each Closing Date specified in respect of any Supplement.

16.2 Each Offer shall constitute a representation by the relevant Offeror or, as the case may be, the Additional Offeror, that, in relation to that Offer, each of the statements set out in Part 3 of the Fourth Schedule of the Master Framework Agreement is true with regard to the Existing Receivables identified in such Offer which are Principal Receivables other than such Existing Receivables which are specified in that Offer as to be Ineligible Receivables.

16.3 The relevant Offeror or, as the case may be the Additional Offeror shall be deemed to represent in respect of each Future Receivable which is a Principal Receivable on the Date of Processing relating thereto that each of the statements set out in Part 3 of the Fourth Schedule of the Master Framework Agreement is true with regard to such Receivable unless such Principal Receivable is specified by the relevant Transferor or, as the case may be, the Additional Transferor to be an Ineligible Receivable pursuant to Clause 5.2 or Clause 2.3.2(d).

17.     COVENANTS

        Each Transferor and Additional Transferor gives the covenants set out in section (A) of the Fifth Schedule to the Master Framework Agreement.

18.     STAMP DUTY

18.1 Subject to Clause 18.2 below each and every Offer, Scottish Declaration of Trust, Scottish Additional Account Notice, Scottish Trust Notice, Retrocession Letter, Receivables Trust Retrocession Letter or Scottish Assignation made pursuant to this Deed or any other document effecting a transfer of Receivables which are the subject of an Offer shall be executed and retained outside the United Kingdom and, if any such document is introduced into the United Kingdom by any party hereto or any person acting under the direction of or with the agreement of such a party, the Receivables Trustee shall promptly arrange for the document so brought into the United Kingdom to be adjudicated and stamped at the expense of the Receivables Trustee PROVIDED, HOWEVER, that it is acknowledged that the obligations of the Receivables Trustee to pay any stamp duty shall be limited to the extent that Trust Property is calculated as available for such purpose pursuant to the terms of the Receivables Trust and not otherwise.

18.2 In the event that the Receivables Trustee accepts an Offer, the relevant Transferor or, as the case may be, Additional Transferor shall take the following steps:

        18.2.1 in relation to the first Offers made by such Transferor or Additional Transferor, as soon as practicable after acceptance thereof:

                 (a) procure that a member of the board of directors of such Transferor or Additional Transferor or any other person specified for the purpose by agreement with the Inland Revenue shall swear a statutory declaration in the appropriate form;

                 (b) submit an Initial Assignment within 30 days of execution thereof, together with the statutory declaration in the appropriate form, to the Inland Revenue Stamp Office to be adjudicated free of stamp duty under section 42 of the Finance Act 1930; and

                 (c) if the Inland Revenue Stamp Office adjudicate that Initial Assignment free of stamp duty as described in (b) above, as soon as practicable thereafter submit a further transfer of an amount of Existing Receivables not comprised in the Initial Assignment having an aggregate Purchase Price such that the Floating Investor Percentage of such Purchase Price is at least (L)30,000,000 and take the steps referred to in (a) and (b) above in relation to such transfer; and

                 (d) promptly notify each Rating Agency then rating any Associated Debt of the result of the adjudications obtained pursuant to paragraphs (b) and (c) above,

                 PROVIDED HOWEVER, that no Additional Transferor shall be required to take any action pursuant to this Clause 18.2.1 if the Rating Agencies have agreed that such action is not required.

        18.2.2 in relation to any subsequent Offer, not less than three months after execution of the previous Offer in relation to which the following steps were taken or, failing that, not later than three months after execution of such Offer:

                 (a) procure that a member of the board of directors of the Transferor or any other person specified for the purpose by agreement with the Inland Revenue shall swear a statutory declaration in the appropriate form; and

                 (b) submit the Subsequent Assignment within 30 days of the execution thereof, together with the statutory declaration in the appropriate form, to the Inland Revenue Stamp Office to be adjudicated free of stamp duty under section 42 of the Finance Act 1930,

                 PROVIDED, HOWEVER that this Clause 18.2.2 shall not apply as regards the acceptance of any Offer where, before an application is made for adjudication of any related Subsequent Assignment as referred to above, either:

                      (i) the Inland Revenue Stamp Office shall have refused to adjudicate any other transfer referred to in this Clause 18.2 free of stamp duty;

                      (ii) the relevant Transferor or Additional Transferor shall have been advised by an appropriate specialist lawyer practising in a reputable law firm of national standing in the United Kingdom that the Subsequent Assignment in question would not, or would be unlikely to, qualify to be adjudicated free of stamp duty; or

                      (iii) the Rating Agencies have agreed that such
                            adjudication is not required.

18.3 In this Clause 18, a statutory declaration "IN THE APPROPRIATE FORM" means a statutory declaration substantially in a form approved by leading tax Counsel chosen by the relevant Transferor or Additional Transferor ("COUNSEL") for the purposes set out in this Clause 18 as such form may be varied or amended from time to time with the approval of Counsel.

19.     NON-PETITION

19.1 Each Transferor and Additional Transferor upon its accession covenants with the Receivables Trustee that it shall not take any corporate action or other steps or legal proceedings for the winding-up, dissolution or re-organisation or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, sequestrator or similar officer of the Receivables Trustee (either in its own capacity or as trustee of the Receivables Trust or otherwise) or any Investor Beneficiary or of any or all of the revenues and assets of any of them.

19.2 Each Transferor and, by its execution of an Accession Notice, each Additional Transferor acknowledges that the obligations of the Receivables Trustee under this Deed at any time are limited to the lesser, at such time, of (a) the nominal amount thereof (the "NOMINAL AMOUNT") and (b) an amount (the "AVAILABLE AMOUNT") equivalent to the value of the Trust Property at such time. None of the Transferors or any Additional Transferor shall have a right to have recourse to, or make demand or initiate proceedings against the Receivables Trustee at any time whilst the nominal amount exceeds the available amount. The Receivables Trustee shall incur no liability and be under no additional duty to any person solely as a result of any inability on its part to make payments or to perform other obligations under this Deed, which inability results from the operation of the foregoing provisions of this Clause 19.2.

19.3 Each Transferor and, by its execution of an Accession Notice, each Additional Transferor agrees that it shall have no recourse, in respect of any obligation, covenant or agreement of the Receivables Trustee, against any shareholder, officer, agent or director of the Receivables Trustee.

20.     BENEFIT OF DEED

20.1 This Deed shall be binding upon and enure to the benefit of each party hereto and its successors and permitted assigns.

20.2    Except in the circumstances contemplated by the provisions of paragraph
        3.3 of Schedule 5(A) to the Master Framework Agreement, none of the Transferors or any Additional Transferor in its capacity as such shall be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder. The Receivables Trustee agrees that it shall, at the expense of such Transferor or, as the case may be, Additional Transferor, execute such documents as such Transferor or, as the case may be, Additional Transferor may reasonably require to effect the matters permitted pursuant to paragraph 3.3 of Schedule 5(A) to the Master Framework Agreement.

20.3 The Receivables Trustee shall not be entitled to assign or transfer all or any of its rights, benefits and obligations hereunder except to the extent permitted and in the manner provided by the Receivables Trust Deed and Trust Cash Management Agreement.

21.     DISCLOSURE OF INFORMATION

21.1 The Receivables Trustee hereby agrees that it shall not disclose any Account Information to any person, except in the following circumstances and only to the extent permitted by applicable law:

        21.1.1 if required in connection with the performance of its duties hereunder or under the Receivables Trust Deed and Trust Cash Management Agreement and any Supplement thereto;

        21.1.2 if required in order to enforce the rights of any Beneficiary of the Receivables Trust or to a Successor Servicer appointed pursuant to Clause 4.3 of the Beneficiaries Servicing Agreement;

        21.1.3 with the consent of the Transferor and each Additional Transferor, in connection with any security interest any Investor Beneficiary has created or is proposing to create over its beneficial interest in the Receivables Trust in connection with an issue of Related Debt or Associated Debt; or

        21.1.4   pursuant to any Requirement of Law.

21.2 The Receivables Trustee agrees to take such measures as shall be reasonably requested by the Transferor or any Additional Transferor, to protect and maintain the security and confidentiality of Account Information and, in connection therewith, shall allow the Transferor and each Additional Transferor to inspect the Receivables Trustee's security and confidentiality arrangements from time to time during normal business hours and upon reasonable notice being given.

21.3 If the Receivables Trustee is required by any Requirement of Law to disclose any Account Information, the Receivables Trustee shall provide the Transferor and each Additional Transferor with prompt written notice, unless such notice is prohibited by law, of any such request or requirement. The Receivables Trustee shall make reasonable efforts to provide the Transferor and each Additional Transferor with written notice no later than five days prior to any such disclosure unless compliance with this requirement would or might breach any law.

22.     REMEDIES AND WAIVERS

22.1 No failure to exercise, nor any delay in exercising, on the part of any party hereto, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy.

22.2 The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

23.     PARTIAL INVALIDITY

        Without prejudice to any other provision hereof, if one or more provisions hereof is or becomes invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party or parties shall not, to the fullest extent permitted by applicable law, render invalid, illegal or unenforceable such provision or provisions in any other jurisdiction or with respect to any other party or parties hereto.

24.     NOTICES

24.1 Unless otherwise stated herein, each communication or notice to be made hereunder shall be made in writing and may be made by telex, telefax or letter.

24.2 Any communication, notice or document to be made or delivered by any one person to another pursuant to this Deed shall (unless that other person has by fifteen days' written notice to the other parties hereto specified another address) be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when despatched and confirmation of transmission received by the sending machine (in the case of any communication made by telefax) or (in the case of any communication made by telex) when dispatched and the appropriate answerback or identification symbol received by the sender or (in the case of any communication made by letter) when left at that address or (as the case may be) ten days after being deposited in the post postage prepaid in an envelope addressed to it at that address PROVIDED, HOWEVER, that each telefax or telex communication made by one party hereto to another shall be made to that other person at the telefax or telex number notified to such party by that other person from time to time:

        (ii) in the case of the Transferor to RBS Cards, The Younger Building, PO Box 2000, 3 Redheughs Avenue, Edinburgh EH12 9RB,
                 Attention: Financial Controller, Securitisation, with a copy to
                 Attention: Group General Counsel, facsimile number: +44 20 7427 9968;

        (iii) in the case of any Additional Transferor, to the address and fax number set out in the Accession Notice of such Additional Transferor; and

        (iv) in the case of the Receivables Trustee to Mourant & Co. Secretaries Limited, 22 Grenville Street, St Helier, Jersey, JE4 8PX Channel Islands.

25.     TERMINATION OF RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT
        AGREEMENT

        Notwithstanding any other provision of this Deed, the parties hereto acknowledge that if, following the occurrence of any Insolvency Event, the Receivables Trust is dissolved in accordance with the provisions of Clause 6.3 of the Receivables Trust Deed and Trust Cash Management Agreement, then the provisions of this Deed shall also terminate without further action by the parties hereto, PROVIDED, HOWEVER, that such termination shall be without prejudice to any rights existing on or prior to the date of such Insolvency Event (including rights relating to the giving of notice to Obligors as set out in Clause 6 hereof).

26.     LAW

        This Deed shall be governed by, and construed in accordance with, English law.

27.     JURISDICTION

27.1 Each of the parties hereto irrevocably agrees for the benefit of each other party that the courts of England shall have exclusive jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the exclusive jurisdiction of such courts.

27.2 Each party hereto irrevocably waives any objection which it might now or hereafter have to the courts referred to in Clause 27.1 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS WHEREOF, the parties hereto have caused this Deed to be executed and delivered in Jersey, Channel Islands by their duly authorised representatives as a deed on the day and year first before written.

                                   SCHEDULE 1A

                        FORM OF OFFER (EXISTING ACCOUNTS)

           [TO BE USED FOR OFFERS OF RECEIVABLES ON EXISTING ACCOUNTS]


To:      The Receivables Trustee

From:    [Name of Offeror/Additional Offeror]

Dated:   [o]2000



Dear Sirs

                                      OFFER

1. We refer to the receivables securitisation deed (as from time to time amended, supplemented or novated, the "RSA") dated 27 March 2000 and amended and restated on 28 September 2000 and 27 October 2005 and made between, inter alios, ourselves and yourselves.

2.      This Offer relates to Existing Accounts.

3. Terms defined in (or incorporated by reference into) the RSA shall bear the same meaning herein. The [Pool Selection Date/Additional Selection Date] in respect of this Offer is [o]].

4. We have identified in the Pool Index File certain Eligible Accounts which are to be Designated Accounts (the "NEW DESIGNATED ACCOUNTS") with the designation [o]. We hereby offer you an assignment of or, in the case of Scottish Receivables, to hold on trust for you (pursuant to a declaration of trust, substantially in the form of the Scottish Declaration of Trust, over):

        (a)      the Existing Receivables under each New Designated Account;

        (b) all Future Receivables under each such New Designated Account which are not Finance Charge Receivables in respect of Principal Receivables which arise before the earliest of:

                 (i) in respect of each New Designated Account, such time (if any) as such Account becomes a Redesignated Account;

                 (ii) the termination of the Receivables Trust; or

                 (iii) the occurrence of an Insolvency Event;

                 (iv) all Future Receivables under each Account nominated in this Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned) or, in the case of Scottish Receivables, are held on trust, pursuant to paragraphs (i) and (ii) above;

                 (v) (to the extent such are capable of assignment) the benefit of and any proceeds arising from each guarantee or insurance policy obtained by ourselves in respect of the obligations of an Obligor to make payments on such New Designated Accounts, including all Insurance Proceeds; and

                 (vi) [in respect of an Initial Offer only] [the benefit of all amounts representing Acquired Interchange in respect of each Monthly Period.]

5.      The Acceptance Price payable in order to accept this Offer is
        (L)10,000.

6. This Offer has attached a read only computer file, microfiche list or cd-rom containing a true and complete list of all such New Designated Accounts, each identified by specific number identifying such Account and setting forth the Receivables balance of such Account as of the Pool Selection Date with respect to an Initial Offer or the Additional Selection Date with respect to any Subsequent Offer. Such file or list shall be subject to clause 21 of the RSA.

        (a) If you accept this Offer, we undertake to deliver to you at our own expense and as soon as reasonably practicable after your acceptance, a Scottish Declaration of Trust substantially in the form set out in Schedule 3 to the RSA.

        (b) If you accept this Offer, you will deliver to each Beneficiary of the Receivables Trust at your expense as soon as reasonably practicable after receipt of the Scottish Declaration of Trust mentioned in the previous sentence a Scottish Trust Notice substantially in the form set out in Schedule 10 to the RSA.

7.      The Cash Price payable pursuant to Clause 5.1 of the RSA is [(L)o]

8. In respect of the Existing Receivables identified by reference to the New Designated Accounts we have identified the Eligible Receivables and Ineligible Receivables comprised therein.

9. In respect of the Eligible Receivables so identified, we certify that as at the [Pool Selection Date/Additional Selection Date]:

        (a)      the aggregate amount of such Eligible Receivables is
                 (L)[o];

        (b) the total Outstanding Face Amount of the Principal Receivables comprised in such Eligible Receivables is (L)[o]; and

        (c) the total outstanding balance of the Finance Charge Receivables comprised in such Eligible Receivables is (L)[o].

10. In respect of the Ineligible Receivables so identified, we certify that the aggregate amount of the Ineligible Receivables comprised in the Existing Receivables is (L)[o].

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

11. The following Receivables offered under this Offer are Additional Ineligible Receivables: [ ].

12. Save in respect of an Existing Receivable which is identified as an Ineligible Receivable (including for the avoidance of doubt an Additional Ineligible Receivable), we warrant that each of the representations referred to in Clause 16.2 of the RSA is true on and as of the Pool Selection Date or Additional Selection Date, as the case may be, in respect of each Existing Receivable which is a Principal Receivable which is offered to you hereby.

13. We acknowledge that if you accept the Offer contained herein we will be deemed to represent in respect of each Future Receivable which is a Principal Receivable arising on the New Designated Accounts on the Date of Processing relating thereto, that each of the representations referred to in Clause 16.3 of the RSA is true on and as of such Date of Processing save in respect of a Principal Receivable which is identified as an Ineligible Receivable.

14.     In respect of the New Designated Accounts we certify and represent that:

        (a) no selection procedures adverse to the Investor Beneficiaries of any Applicable Series have been employed by us in selecting the New Designated Accounts from amongst the Eligible Accounts in our Portfolio of Accounts; [and]

        (b) the list of New Designated Accounts delivered by us pursuant to paragraph 5 is a true and complete list of all the New Designated Accounts specified in the related Offer as of the [Pool Selection Date/Additional Selection Date], and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct as of such date.

        (c) [in respect of Subsequent Offers only] [the Offer satisfies the Maximum Addition Amount criteria] or [the Offer does not satisfy the Maximum Addition Amount criteria but we have received written confirmation from each Rating Agency that the inclusion of such New Designated Accounts as Designated Accounts pursuant to clause 2.2 of the RSA will not result in a withdrawal or downgrading of the current rating of any Associated Debt].

Yours faithfully



for and on behalf of

[NAME OF OFFEROR/ADDITIONAL OFFEROR]

                                  SCHEDULE 1B

                         FORM OF OFFER (FUTURE ACCOUNTS)
            [TO BE USED FOR OFFERS OF RECEIVABLES ON FUTURE ACCOUNTS]

To:      The Receivables Trustee

From:    [Name of Offeror/Additional Offeror]

Dated:   [o] 2000



Dear Sirs

                                      OFFER

1. We refer to the receivables securitisation deed (as from time to time amended, supplemented or novated, the "RSA") dated 27 March 2000 and amended and restated on 28 September 2000 and 27 October 2005 and made between, inter alios, ourselves and yourselves.

2.      This Offer relates to Future Accounts.

3. Terms defined in (or incorporated by reference into) the RSA shall bear the same meaning herein. The "ADDITIONAL SELECTION DATE" in respect of each Future Account the Receivables on which are the subject of this Offer (each Future Account taken in strict chronological order by reference to its Account Creation Date, and where more than one Future Account has the same Account Creation Date, in alphabetical order by reference to the surname of the Obligor), is the earliest of 31 March, 30 June, 30 September and 31 December (or if such date is not a Business Day, the next following Business Day) (each a "QUARTER DAY") next following the end of the month in which the Account Creation Date of such Future Account falls, PROVIDED THAT on such Quarter Day the relevant Future Account meets the Future Accounts Criteria specified below and PROVIDED FURTHER THAT if any such Account does not meet the Future Accounts Criteria on such Quarter Day only because the inclusion of such Account as a Designated Account on such Quarter Day would not satisfy the criterion set out as sub-paragraph 2(ii) of the Future Accounts Criteria below, the ADDITIONAL SELECTION DATE in respect of each such Account (taken in the strict chronological and alphabetical order mentioned above) will be the next following Quarter Day on which such Account meets the Future Accounts Criteria.

4. An Account is a Designated Account (a "NEW DESIGNATED ACCOUNT") if it meets the following criteria (the "FUTURE ACCOUNTS CRITERIA"):

        (i)      it is an Eligible Account on:

                 (a) the Quarter Day next following the end of the calendar month in which the Account Creation Date of that Account falls, or

                 (b) if such Account is not included as a Designated Account only because its inclusion on such Quarter Day would not satisfy the Future Accounts Criterion mentioned in sub-paragraph (ii) below, the next following Quarter Day on which the inclusion of such Account as a Designated Account would satisfy such criterion;

        (ii) either the inclusion of such Account as a Designated Account on the relevant Quarter Day satisfies the Maximum Addition Amount criteria or notwithstanding that the inclusion of such Account would not satisfy the Maximum Addition Amount criteria, we have received written confirmation from each Rating Agency that the inclusion of such Future Account as a Designated Account pursuant to Clause 2.2 of the RSA will not result in a withdrawal or downgrading of the current rating of any Associated Debt; and

        (iii) the Account Creation Date of that Account falls no later than the end of the twelfth calendar month following this Offer.

5.      We hereby offer you an assignment of:

        (i)      the Existing Receivables under each New Designated Account;

        (ii) all Future Receivables under each such New Designated Account which are not Finance Charge Receivables in respect of Principal Receivables which arise before the earliest of:

                 (a) in respect of each New Designated Account, such time (if any) as such Account becomes a Redesignated Account;

                 (b)  the termination of the Receivables Trust; or

                 (c)  the occurrence of an Insolvency Event;

        (iii) all Future Receivables under each Account nominated in this Offer which are Finance Charge Receivables in respect of Receivables which are assigned (or purported to be assigned), pursuant to paragraphs (i) and (ii) above;

        (iv) (to the extent such are capable of assignment) the benefit of and any proceeds arising from each guarantee or insurance policy obtained by ourselves in respect of the obligations of an Obligor to make payments on such New Designated Accounts, including all Insurance Proceeds; and

        (v) [in respect of an Initial Offer only] [the benefit of all amounts representing Acquired Interchange in respect of each Monthly Period.]

6.      The Acceptance Price payable in order to accept this Offer is
        (L)10,000.

7.

        (i) We acknowledge that whether any Future Account will be a New Designated Account is a question to be determined according to the objective criteria set out in paragraph 4 of this Offer. However, if you accept the Offer contained herein we hereby undertake as soon as practicable after each Additional Selection Date to deliver to you at our own expense a computer file, microfiche list or read-only cd-rom containing a true and complete list of all New Designated Accounts as at such Additional Selection Date.

        (ii) Any such computer file, microfiche list or read-only cd-rom so delivered is for information only and is not determinative, however, we will endeavour to ensure that it is accurate and complete. In this regard we refer you to paragraph 10(b) below.

8. We acknowledge that if you accept the Offer contained herein we will be deemed to warrant that each of the representations referred to in Clause
        16.2 of the RSA is true on and as of the Additional Selection Date in respect of each Existing Receivable which is a Principal Receivable as at the Additional Selection Date and which is offered to you hereby.

9. We acknowledge that if you accept the Offer contained herein we will be deemed to represent in respect of each Future Receivable which is a Principal Receivable arising on the New Designated Accounts on the Date of Processing relating thereto, that each of the representations referred to in Clause 16.3 of the RSA is true on and as of such Date of Processing save in respect of a Principal Receivable which is identified as an Ineligible Receivable.

10.     In respect of the New Designated Accounts we certify and represent that:

        (a) no selection procedures adverse to the Investor Beneficiaries of any Applicable Series have been employed by us in selecting the New Designated Accounts from amongst the Eligible Accounts in our Portfolio of Accounts; [and]

        (b) the list of New Designated Accounts to be delivered by us pursuant to paragraph 7 will be a true and complete list of all the New Designated Accounts specified in the related Offer as of the Additional Selection Date, and the information contained therein with respect to the identity of such Accounts and the Receivables existing thereunder is true and correct as of such date.

        (c) [In respect of Subsequent Offers only][the Offer satisfies the Maximum Addition Amount criteria] or [the Offer does not satisfy the Maximum Addition Amount criteria but we have received written confirmation from each Rating Agency that the inclusion of such New Designated Accounts as Designated Accounts pursuant to clause 2.2 of the RSA will not result in a withdrawal or downgrading of the current rating of any Associated Debt].

Yours faithfully



for and on behalf of

[NAME OF OFFEROR/ADDITIONAL OFFEROR]

                                   SCHEDULE 2

                    CONDITIONS PRECEDENT TO SUBSEQUENT OFFERS

The relevant Offeror or Additional Offeror shall provide the following documents to the Receivables Trustee (which shall be in form and substance satisfactory to the Receivables Trustee):

1. a Solvency Certificate from the relevant Offeror or Additional Offeror substantially in the form set out in Schedule 8.

2. a statement from the relevant Offeror or Additional Offeror in the relevant Offer substantially in the form set out in paragraph 14 (in the case of an Offer relating to Existing Accounts) or 10 (in the case of an Offer relating to Future Accounts) of the form of Offer in Schedule 1A or 1B (as applicable) confirming either:

        (a)      the Offer satisfies the Maximum Addition Amount criteria; or

        (b) the Offer does not satisfy the Maximum Addition Amount criteria but the Transferor has received written notice from each Rating Agency that the inclusion of such Accounts as Designated Accounts pursuant to Clause 2.2 will not result in the reduction or withdrawal of its then current rating of any outstanding Associated Debt; and

3. if applicable, a legal opinion addressed to the Receivables Trustee in respect of Receivables arising in any new Permitted Additional Jurisdiction from reputable legal advisers qualified to practise in such new Permitted Additional Jurisdiction.

                                   SCHEDULE 3

                      FORM OF SCOTTISH DECLARATION OF TRUST

                                     between

(1) [THE ROYAL BANK OF SCOTLAND PLC, acting through its division RBS Cards, (registered number 90312) whose registered office is at 36 St Andrew Square, Edinburgh EH2 2YB (the "OFFEROR"); and ][RBS ADVANTA, (registered number 157256) whose registered office is at 42 St Andrew Square, Edinburgh EH2 2YE (the "OFFEROR"); and] [[ADDITIONAL TRANSFEROR] (the "OFFEROR"); and]

(2) SOUTH GYLE RECEIVABLES TRUSTEE LIMITED whose registered office is at 22 Grenville Street, St Helier, Jersey, Channel Islands JE4 8PX (the "RECEIVABLES TRUSTEE" which expression shall include such company and all other persons or companies for the time being acting as receivables trustee or receivables trustees under the Receivables Securitisation Deed (as hereinafter defined)).

WHEREAS

(A) By virtue of a Receivables Securitisation Deed dated 27 March 2000, as amended and restated on 28 September 2000 and 27 October 2005, and made between, inter alios, the Offeror and the Receivables Trustee (the "RECEIVABLES SECURITISATION DEED"), the Offeror and the Receivables Trustee have agreed that the Offeror may from time to time offer to sell all Receivables arising on Designated Accounts (both Existing Receivables and Future Receivables) to the Receivables Trustee and the Receivables Trustee, if it so determines, may from time to time accept any such offer in the manner provided for therein;

(B) On or around the date of this deed the Offeror has made, and the Receivables Trustee has accepted, an Offer (referred to in this Scottish Declaration of Trust as the "OFFER") in respect of, inter alia, the Receivables arising under the Designated Accounts nominated in such Offer, all on the terms of the Receivables Securitisation Deed; and

(C) In order to protect the title of the Receivables Trustee to any such Receivables as may be governed by Scots law and in order to implement Clause 4.3 of the Receivables Securitisation Deed, the Offeror has undertaken to grant this deed, all under the terms of the Receivables Securitisation Deed.

NOW THEREFORE the parties HEREBY AGREE AND DECLARE as follows:

1.      INTERPRETATION

1.1 In this Deed, unless otherwise defined herein, terms defined in Schedule 1 of the Master Framework Agreement dated 27 March 2000, as amended and restated on 28 September 2000 and 27 October 2005, between, inter alios, the Offeror and the Receivables Trustee (the "MASTER FRAMEWORK AGREEMENT") shall have the same meaning herein and, for the avoidance of doubt, in the preamble hereto. This deed shall be interpreted and construed in accordance with the Master Framework Agreement as a Transaction Document.

1.2     The following terms shall have the following meanings:

        "NEW ACCOUNTS" means such of the Designated Accounts nominated in the Offer and set out in the read-only computer file, microfiche list or cd-rom annexed as relative hereto as are from time to time governed by Scots law;

        "RECEIVABLES TRUST RETROCESSION LETTER" means a letter substantially in the form set out in Part Two of the Schedule hereto;

        "RETROCESSION LETTER" means a letter substantially in the form set out in Part One of the Schedule hereto;

        "SCOTTISH TRUST PROPERTY" means, with respect to Scottish Receivables only, all of the Offeror's rights, title and interest to and in:

        (i)      the Existing Receivables under each New Account; and

        (ii) the Future Receivables under each New Account which are not Finance Charge Receivables in respect of Principal Receivables, which arise before the earliest of:

                 (A) in respect of each such New Account, such time (if any), as such New Account becomes a Redesignated Account;

                 (B)  the termination of the Receivables Trust; or

                 (C)  the occurrence of an Insolvency Event;

        (iii) all Future Receivables arising on/under each New Account which are Finance Charge Receivables in respect of the Receivables referred to at (a)(i) and (ii) above;

        (iv) the benefit of, and any proceeds arising from, each guarantee or insurance policy obtained by the Offeror in respect of the obligations of an Obligor to make payments on any New Account, including all Insurance Proceeds; and

        (v)      all Collections in respect of (a)(i) to (a)(iv), inclusive.

1.3 This deed shall be referred to as the "[NAME OF DEED] SCOTTISH DECLARATION OF TRUST".

2.      DECLARATION OF TRUST

        The Offeror hereby declares that from and after the date hereof it holds and, subject to Clause 7 hereof, shall henceforth hold the Scottish Trust Property and its whole right, title and interest, present and future, therein and thereto in trust absolutely for the Receivables Trustee.

3.      INTIMATION

        The Offeror hereby intimates to the Receivables Trustee the coming into effect of the trust hereby declared and created and the Receivables Trustee by its execution hereof immediately subsequent to the execution of this Deed by the Offeror acknowledges such intimation.

4.      DEALINGS WITH TRUST PROPERTY AND NEGATIVE PLEDGE

        The Offeror warrants and undertakes to the Receivables Trustee that:

4.1 as at the date hereof, it holds legal title to the Scottish Trust Property unencumbered by any fixed or floating charge;

4.2 it shall not create or agree to create any fixed or floating charge or other security interest over or which may attach to or affect the whole or any part of the Scottish Trust Property at any time when such property or part thereof remains subject to the trust hereby created; and

4.3 it shall deal with the Scottish Trust Property in accordance with the provisions of the Receivables Securitisation Deed and any other documentation between the Offeror and the Receivables Trustee (including, without limitation, any documentation concerning the administration of the Scottish Trust Property).

5.      CHANGE OF TRUSTEE

        Except with the prior written consent of the Receivables Trustee, the Offeror shall not be entitled to resign office as a trustee or assume a new trustee or trustees under this Deed.

6.      POWER OF BENEFICIARY

        The Receivables Trustee, as beneficiary hereunder, shall have the right in the circumstances stated in Clause 6.10 of the Receivables Securitisation Deed to complete its title to the Scottish Trust Property or any part thereof or to call upon the Offeror to execute and deliver to the Receivables Trustee valid assignations of the Scottish Trust Property or any part thereof, and that notwithstanding the winding-up of the Offeror or the making of any administration order in respect of the Offeror, or the appointment of any receiver to all or any part of the Scottish Trust Property.

7.      TERMINATION OF TRUST

        If:

7.1 legal title to any part or parts of the Scottish Trust Property is taken by the Receivables Trustee; or

7.2 any New Account has been released to the Offeror pursuant to Clause 10.5 or Clause 11.3 of the Receivables Securitisation Deed; or

7.3 Collections in respect of any of the Scottish Trust Property are transferred by the Offeror to (and cleared funds in respect thereof are received in) the Trustee Collection Account (whereupon those amounts will become subject to the Receivables Trust) according to the terms of the Receivables Trust Deed and Trust Cash Management Agreement; or

7.4 monies held in the [RBS] [RBSA] [Offeror] Operating Account that are identified as representing Ineligible Collections are transferred to the Offeror or as the Offeror may direct according to the terms of Clause 5.2(a)(ii) of the Receivables Trust Deed and Cash Management Agreement; or

7.5 the Receivables Trust is to be dissolved according to the terms of Clause 6.3 or 8.1 of the Receivables Trust Deed and Cash Management Agreement and the Receivables Trustee gives written notice to the Offeror of its intention to terminate the trust constituted by this Deed, the trust hereby declared and created shall (but only when the relevant events or transaction have been completed irrevocably, validly and in full) ipso facto fall and cease to be of effect in respect of such part or parts of the Scottish Trust Property but shall continue in full force and effect in respect of the whole remainder (if any) of the Scottish Trust Property.

        The Offeror and the Receivables Trustee shall execute a Retrocession Letter and the Receivables Trustee shall execute a Receivables Trust Retrocession Letter in respect of the transfers referred to in Clause
        7.2 as soon as reasonably practicable after such transfer.

8.      VARIATION

        This Deed and the trust hereby declared and created shall not be varied in any respect without the consent in writing of the Receivables Trustee.

9.      GOVERNING LAW

        This Deed shall be governed by, and construed in accordance with, Scots law and the parties hereto submit to the jurisdiction of the Scottish courts.

IN WITNESS WHEREOF these presents consisting of this and the preceding [four] pages together with the Schedule hereto and the read-only computer file, microfiche list or cd-rom contained in the envelope annexed hereto are subscribed on behalf of the said [The Royal Bank of Scotland plc] [RBS Advanta] [Additional Offeror] and the said South Gyle Receivables Trustee Limited at [place of execution (i.e. town/city)] on [date of execution] as follows:

SUBSCRIBED for and on behalf of the said

[THE ROYAL BANK OF SCOTLAND PLC] [RBS ADVANTA] [[ADDITIONAL OFFEROR]

by

......................................................... (Authorised Signatory)



..........................................................   (Witness)



..........................................................   (Witness name)



..........................................................   (Witness address)

..........................................................



SUBSCRIBED for and on behalf of the said

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

by



......................................................... (Authorised Signatory)


..........................................................   (Witness)



..........................................................   (Witness name)



..........................................................   (Witness address)

..........................................................



DOCQUET TO BE AFFIXED TO READ ONLY COMPUTER FILE, MICROFICHE LIST OR CD-ROM AND TO ENVELOPE CONTAINING IT:

"This is the read only [computer file] [microfiche list] [cd-rom] referred to in the foregoing [Name of deed] Scottish Declaration of Trust by [The Royal Bank of Scotland plc] [RBS Advanta] [Additional Offeror] in favour of South Gyle Receivables Trustee Limited dated [o]"

THIS IS THE SCHEDULE TO THE FOREGOING [NAME OF DEED] SCOTTISH DECLARATION OF TRUST BY [THE ROYAL BANK OF SCOTLAND PLC] [RBS ADVANTA] [ADDITIONAL OFFEROR] IN FAVOUR OF SOUTH GYLE RECEIVABLES TRUSTEE LIMITED DATED [O]

                                    PART ONE
                               RETROCESSION LETTER

                             [LETTERHEAD OF OFFEROR]

To:      South Gyle Receivables Trustee Limited
         22 Grenville Street
         St. Helier
         Jersey  JE4 8PX
         Channel Islands



         Date: [o] [o] 200[o]

Dear Sirs

[NAME OF DEED] SCOTTISH DECLARATION OF TRUST BY [OFFEROR] IN FAVOUR OF SOUTH GYLE RECEIVABLES TRUSTEE LIMITED DATED [O] (THE "DECLARATION OF TRUST")

We refer to the Declaration of Trust. Unless otherwise defined herein, terms defined in the Declaration of Trust have the same meaning herein.

This Retrocession Letter is to confirm pursuant to Clause 7 of the Declaration of Trust that the Accounts set out in the read-only computer file, microfiche list or cd-rom contained in the envelope annexed as relative to this letter have [been released to us pursuant to Clause [10.5] [11.3] of the Receivables Securitisation Deed] and therefore have automatically been retrocessed to us pursuant to Clause 7.2 of the Declaration of Trust.

Save as so amended thereby the Declaration of Trust remains in full force and effect.

This letter shall be governed by Scots law and the parties hereto submit to the jurisdiction of the Scottish courts.

Please acknowledge your acceptance of the above by signing the enclosed duplicate copy letter and returning it to us.

Yours faithfully



.............................................

For and on behalf of [Offeror]



We acknowledge and accept the above.



................................................

Authorised Signatory
For and on behalf of
SOUTH GYLE RECEIVABLES TRUSTEE LIMITED



DOCQUET TO BE AFFIXED TO READ-ONLY COMPUTER FILE, MICROFICHE LIST OR CD-ROM AND ENVELOPE CONTAINING IT:

"This is the read-only [computer file] [microfiche list] [cd-rom] referred to in the foregoing Retrocession Letter from [Offeror] to [Receivables Trustee] dated [o]"

                                    PART TWO

                      RECEIVABLES TRUST RETROCESSION LETTER

                       [LETTERHEAD OF RECEIVABLES TRUSTEE]


To:      RBS Cards Securitisation Funding Limited
         Royal Bank House
         71 Bath Street
         Jersey
         Channel Islands
         JE4 4SU
         (the "INVESTOR BENEFICIARY")

         The Royal Bank of Scotland plc
         36 St Andrew Square
         Edinburgh
         EH2 2YB
         ("RBS")

         RBS Advanta
         42 St Andrew Square
         Edinburgh
         EH2 2YE
         ("RBSA")

         [Additional Offeror]

         [address]

         Date:  [o] [o] 20[o]

Dear Sirs

RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT DATED 27 MARCH 2000 AND AMENDED AND RESTATED 28 SEPTEMBER 2000 AND 27 OCTOBER 2005 AMONG SOUTH GYLE RECEIVABLES TRUSTEE LIMITED (THE "RECEIVABLES TRUSTEE"), RBS, RBSA AND THE INVESTOR BENEFICIARY (AS AMENDED, SUPPLEMENTED, RESTATED OR NOVATED FROM TIME TO TIME, THE "RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT")

We refer to:

(i)      the Receivables Trust Deed and Trust Cash Management Agreement;

(ii) [further Supplements] (documents (ii) - (o) being together referred to as the "SUPPLEMENTS");

(iii) the [name of trust] Scottish Declaration of Trust dated [o] between [RBS] [RBSA] [Additional Offeror] and the Receivables Trustee (the "SCOTTISH DECLARATION OF TRUST");

(iv) [the Scottish Additional Account Notice dated [o] between [RBS] [RBSA] [Additional Offeror] and the Receivables Trustee (the "SCOTTISH ADDITIONAL ACCOUNT NOTICE").]

Unless otherwise defined herein, terms defined in the Scottish Declaration of Trust have the same meaning herein.

This Retrocession Letter is to confirm that the Accounts set out in the read only computer file, microfiche list or cd-rom contained in the envelope annexed as relative to this letter have been released from the Scottish Trust Property pursuant to Clause [10.5] [11.3] of the Receivables Securitisation Deed. Therefore our beneficial interest under the Scottish Declaration of Trust, which is held in trust for you according to the terms of the Receivables Trust Deed and Trust Cash Management Agreement, no longer includes the receivables and other sums under those Accounts.

Save as so adjusted, our beneficial interest under the Scottish Declaration of Trust, held on trust for you according to the terms of the Receivables Trust Deed and Trust Cash Management Agreement, remains unchanged.

This letter shall be governed by Scots law and the parties hereto submit to the jurisdiction of the Scottish courts.

Please acknowledge your acceptance of the above by signing the enclosed duplicate of this letter and returning it to us.

Yours faithfully

..................................

For and on behalf of South Gyle Receivables Trustee Limited



We acknowledge and accept the above



....................................

Authorised Signatory
For and on behalf of RBS Cards Securitisation Funding Limited

....................................

Authorised Signatory
For and on behalf of The Royal Bank of Scotland plc



.....................................

Authorised Signatory
For and on behalf of [Additional Offeror]





DOCQUET TO BE ATTACHED TO READ-ONLY COMPUTER FILE, MICROFICHE LIST OR CD-ROM

This is the read-only [computer file] [microfiche list] [cd-rom], referred to in the foregoing Receivables Trust Retrocession Letter dated [o] [o] 20[o] from South Gyle Receivables Trustee Limited to RBS Cards Securitisation Funding Limited, The Royal Bank of Scotland plc and RBS Advanta [Additional Offeror].

                                   SCHEDULE 4

                   FORM OF SCOTTISH ADDITIONAL ACCOUNT NOTICE

                             [LETTERHEAD OF OFFEROR]



To:      South Gyle Receivables Trustee Limited
         22 Grenville Street
         St. Helier
         Jersey  JE4 8PX
         Channel Islands

         Date: [o] [o] 200[o]

Dear Sirs

[NAME OF DEED] SCOTTISH DECLARATION OF TRUST BY [OFFEROR] IN FAVOUR OF SOUTH GYLE RECEIVABLES TRUSTEE LIMITED DATED [O] (THE "DECLARATION OF TRUST")

We refer to the Declaration of Trust. Unless otherwise defined herein, terms defined in the Declaration of Trust have the same meaning herein.

This Scottish Additional Account Notice is to notify you that the Additional Accounts set out in the Pool Index File held on the read-only computer file, microfiche list or cd-rom contained in the envelope annexed as relative to this letter have been designated by us as Designated Accounts and therefore such of those Additional Accounts as are from time to time governed by Scots law have been automatically included in the existing Scottish Trust Property pursuant to sub-paragraph (ii) of the definition of that term in the Declaration of Trust.

This letter shall be governed by Scots law and the parties hereto submit to the jurisdiction of the Scottish courts.

Please acknowledge your acceptance of the above by signing the enclosed duplicate copy letter and returning it to us.

Yours faithfully



.............................................

For and on behalf of [Offeror]



We acknowledge and accept the above.

................................................

Authorised Signatory
For and on behalf of South Gyle Receivables Trustee Limited

Docquet to be affixed to read-only computer file, microfiche list or cd-rom and envelope containing it:



"This is the read-only [computer file] [microfiche list] [cd-rom] referred to in the foregoing Scottish Additional Account Notice from [Offeror] to [Receivables Trustee] dated [o]"

                                   SCHEDULE 5

                               NOTIFICATION EVENTS

1. A duly authorised officer of a Transferor or an Additional Transferor shall admit in writing that such Transferor or Additional Transferor is unable to pay its debts as they fall due within the meaning of Section 123(1) of the Insolvency Act 1986 or a Transferor or Additional Transferor makes a general assignment for the benefit of or a composition with its creditors or voluntarily suspends payments of its obligations with a view to the general readjustment or rescheduling of its indebtedness.

2. A Transferor or an Additional Transferor shall consent to or take any corporate action relating to the appointment of a receiver, administrator, administrative receiver, trustee, liquidator or similar officer of it or relating to all or substantially all of its revenues and assets or an order of the court is made for its winding-up, dissolution, administration or reorganisation (except for a solvent reorganisation) and such order shall have remained in force undischarged or unstayed for a period of 60 days or a receiver, administrator, administrative receiver, liquidator, trustee or similar officer of it or relating to all or substantially all of its revenues and assets is legally and validly appointed and such appointment is not discharged within 14 days.

3. Any execution or distress is levied against, or an encumbrancer takes possession of, the whole or any part of the property, undertaking or assets of a Transferor or an Additional Transferor or any event occurs which under the laws of any jurisdiction has a similar or analogous effect, and such action is not discharged within 14 days.

4. A Transferor or an Additional Transferor (or the Servicer on behalf of a Transferor or an Additional Transferor) fails to pay any sum due from it to the Receivables Trustee hereunder in respect of the Designated Accounts within five Business Days of the due date thereof or the date of demand, if payable on demand, in the currency and in the manner specified herein, and such failure is not remedied within ten Business Days after the Receivables Trustee has given notice thereof to the relevant Transferor or Additional Transferor.

5. The rating of RBS (or, if applicable, any Additional Transferor's long term senior unsecured indebtedness as rated by any of Moody's, Standard & Poor's or Fitch) falls below Baa2, BBB or BBB respectively.

                                   SCHEDULE 6

                          FORM OF SCOTTISH ASSIGNATION

                                       by

(1) [THE ROYAL BANK OF SCOTLAND PLC, acting through its division RBS Cards, (registered number 90312) whose registered office is at 36 St Andrew Square, Edinburgh EH2 2YB] [RBS ADVANTA, (registered number 157256) whose registered office is at 42 St Andrew Square, Edinburgh EH2 2YE] [ADDITIONAL TRANSFEROR (registered number o) of [o]], as trustee pursuant to the Declaration of Trust (as hereinafter defined) (the "TRANSFEROR");

        in favour of

(2) SOUTH GYLE RECEIVABLES TRUSTEE LIMITED whose registered office is at 22 Grenville Street, St Helier, Jersey, Channel Islands JE4 8PX (the "RECEIVABLES TRUSTEE", which expression shall include such company and all other persons or companies for the time being acting a receivables trustee or receivables trustees under the Receivables Securitisation Deed (as hereinafter defined)).

WHEREAS:

(A) The Transferor and the Receivables Trustee are, amongst others, parties to a Receivables Securitisation Deed dated 27 March 2000 as amended and restated on 28 September 2000 and 27 October 2005 (the "RECEIVABLES SECURITISATION DEED"); and

(B) Pursuant to Clause 2.1 of the Receivables Securitisation Deed, the Transferor has granted a [Name of deed] Scottish Declaration of Trust in favour of the Receivables Trustee dated [o] in respect of receivables under certain Accounts operated by the Transferor (the "DECLARATION OF TRUST"); and

(C) Pursuant to Clause 6.5 of the Receivables Securitisation Deed, the Receivables Trustee has resolved to effect the obligations of the Transferor under the Receivables Securitisation Deed by, among other things, requiring it to enter into this Assignation,

NOW THEREFORE the parties HEREBY AGREE AND DECLARE as follows:

1.      DEFINITIONS

        Unless otherwise defined herein, terms defined in the Declaration of Trust and Schedule 1 of the Master Framework Agreement dated 27 March 2000 and amended and restated on 28 September 2000 and 27 October 2005 between inter alios the Transferor and the Receivables Trustee (the "MASTER FRAMEWORK AGREEMENT"), shall have the same meaning herein. This deed shall be interpreted and construed in accordance with the Master Framework Agreement as a Transaction Document.

2.      ASSIGNATION

        The Transferor hereby assigns, conveys and makes over to the Receivables Trustee and its assignees and successors whomsoever the Transferor's whole right, title and interest to the Scottish Trust Property designated in the attached read-only computer file, microfiche list or cd-rom.

3.      GOVERNING LAW AND JURISDICTION

        This Assignation shall be governed by Scots law and the parties hereto submit to the jurisdiction of the Scottish Courts.

IN WITNESS WHEREOF these presents consisting of this and the preceding page [together with the read-only computer file, microfiche list or cd-rom contained in the envelope annexed as relative hereto] are executed at [place (i.e. town/city) of execution] on [date of execution] as follows:

SUBSCRIBED for and on behalf of the said

[THE ROYAL BANK OF SCOTLAND PLC] [RBS ADVANTA] [ADDITIONAL TRANSFEROR]

by

......................................................... (Authorised Signatory)



..........................................................   (Witness)



..........................................................   (Witness name)



..........................................................   (Witness address)

..........................................................

SUBSCRIBED for and on behalf of the said

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

by

......................................................... (Authorised Signatory)



..........................................................   (Witness)

..........................................................   (Witness name)



..........................................................   (Witness address)

..........................................................



Docquet to be affixed to read-only computer file, microfiche list or cd-rom and envelope containing it:

"THIS IS THE READ-ONLY [COMPUTER FILE] [MICROFICHE LIST] [CD-ROM] REFERRED TO IN THE FOREGOING ASSIGNATION BY [THE ROYAL BANK OF SCOTLAND PLC] [RBS ADVANTA] [ADDITIONAL TRANSFEROR] IN FAVOUR OF SOUTH GYLE RECEIVABLES TRUSTEE LIMITED DATED [O]"

                                   SCHEDULE 7

                          FORM OF NOTICE OF ASSIGNMENT

From:             [Transferor/Additional Transferor]

To:               [Obligor]

Account ref:      [o]



NOTICE OF ASSIGNMENT

We are writing to notify you that on [o] 200[o]Transferor/Additional Transferor] has transferred its rights to receive all payments made by you in respect of your [description of product] account to South Gyle Receivables Trustee Limited ("SGRTL") to be held on trust for [Name of Transferor Beneficiaries] and a subsidiary of The Royal Bank of Scotland plc, RBS Cards Securitisation Funding Limited. This transfer related only to amounts payable for charges incurred on your account. The account itself continued to be legally held with [Transferor/Additional Transferor] and the terms of conditions on which the account is held did not change.

Following your receipt of this notice all payments which you are required to make for charges on your account will now be made directly to SGRTL as the party entitled to receive those payments. However, please note that this notice is for your information only and you do not need to do anything further in relation to your account.



[THE ROYAL BANK OF SCOTLAND PLC/RBS ADVANTA/ADDITIONAL TRANSFEROR]*















*[Note:  This notice does not need to be executed.]

                                   SCHEDULE 8


                          FORM OF SOLVENCY CERTIFICATE

          [on letterhead of the relevant Offeror or Additional Offeror]
                                 ("THE COMPANY")

To:      South Gyle Receivables Trustee Limited
         22 Grenville Street
         St. Helier
         Jersey JE4 8PX

         (the "RECEIVABLES TRUSTEE")

                                                        dated __________________

                    IN RELATION TO THE OFFER FOR THE SALE OF
                           CREDIT CARD RECEIVABLES BY
                          [OFFEROR/ADDITIONAL OFFEROR]

IT IS HEREBY CERTIFIED that, having duly considered the provisions of Sections 123 (as to when a company is deemed to be unable to pay its debts) and [for English incorporated transferors 238 to 241 (as to transactions at an undervalue and preferences)] [for Scots incorporated transferors 242 to 243 (as to gratuitous alienations and unfair preferences)] of the Insolvency Act 1986 (the "ACT") the Company has determined that:

(1) as at the date hereof, the Company is not unable to pay its debts within the meaning of Section 123 of the Act (but without reference to the court for this purpose) or otherwise and will not become unable to do so in consequence of the sale by way of assignment or holding on trust of credit card receivables pursuant to the Offer of even date herewith made pursuant to the terms of clause [2.1/2.2] of the receivables securitisation deed (the "RSA") dated 27 March 2000 (as from time to time amended) and entered into between, inter alios, the Company and the Receivables Trustee (the "OFFER");

(2) no order has been made or resolution passed for the winding-up of the Company and, to the best of my knowledge and belief:

        (a) no petition had been presented for the winding-up of the Company; and

        (b) no receiver, administrative receiver, or receiver and manager has been appointed in relation to the Company's property, assets or undertaking

        (disregarding proceedings which are not being pursued or are discharged or are being contested in good faith on proper grounds where less than sixty days have expired since their commencement);

(3) the value in money or money's worth of the consideration to be received by the Company under the RSA following acceptance of the Offer is not significantly less than the value, in money or money's worth, of the consideration provided by the Company under the RSA;

(4) the sale of the Receivables to the Receivables Trustee and all matters concerning the Company in connection with such matters will, to the extent to which these were to be carried out by the Company, be effected by the Company in good faith and for the purpose of carrying on its business, and there are reasonable grounds for believing that the sale of the Receivables and all related matters will benefit the Company; [and]

(5) in submitting the Offer to the Receivables Trustee the Company has not been influenced by a desire to prefer one of the Company's creditors and/or prejudice the general body of creditors of the Company; [and]

(6) [in respect of a Discount Percentage only] in the reasonable opinion of the Company the performance of the portfolio of Designated Accounts is such that the yield of Finance Charge Collections is not generating adequate cashflows for the Beneficiaries of the Receivables Trust and the size of the Discount Percentage is not intended by the Company solely to accelerate distributions of the Deferred Purchase Price].

(7) [[in respect of a Discount Percentage only] in the reasonable opinion of the Company [the nomination of the Discount Percentage] [the proposed increase in the period of application of the Discount Percentage] [specify details] will not cause a Pay Out Event or any event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to any Series.]

Words and expressions defined in the RSA shall, unless the context otherwise requires, bear the same meanings when used herein.

DATED  ....................................



...............................................
Signed for and on behalf of



...............................................
[Offeror/Additional Offeror]

                                   SCHEDULE 9

            FORM OF OFFER - SALE OF RECEIVABLES IN DEFAULTED ACCOUNTS



From: South Gyle Receivables Trustee Limited (in its capacity as Receivables Trustee)

To:      [o]  (in its capacity as Transferor/Additional Transferor)

Date:    [o]



OFFER TO ASSIGN OR RELEASE FROM TRUST RECEIVABLES IN DEFAULTED ACCOUNTS

1. We refer to the Receivables Securitisation Deed dated 27 March 2000 and amended and restated on 28 September 2000 and 27 October 2005 (the "RSA"). Terms defined in the RSA (including in the Master Framework Agreement referred to therein) shall have the same meaning in this Offer unless otherwise specified.

2. We have been notified that certain Designated Accounts have become Defaulted Accounts during the Monthly Period which commenced on [date]. The balance of Receivables in such Defaulted Accounts is [(L)o] (the "DEFAULTED RECEIVABLES").

3. We hereby offer you an assignment or, in the case of Scottish Receivables, the release from trust of the Defaulted Receivables for the consideration and on the payment terms set out in Clause 10.5 of the RSA.





---------------------------------

SOUTH GYLE RECEIVABLES TRUSTEE LIMITED

                                  SCHEDULE 10

                          FORM OF SCOTTISH TRUST NOTICE

             [LETTERHEAD OF SOUTH GYLE RECEIVABLES TRUSTEE LIMITED]



To:      RBS Cards Securitisation Funding Limited
         Royal Bank House
         71 Bath Street
         Jersey
         Channel Islands
         JE4 4SU
         (the "INVESTOR BENEFICIARY")



         The Royal Bank of Scotland plc
         36 St Andrew Square
         Edinburgh
         EH2 2YB
         ("RBS")



         RBS Advanta
         42 St Andrew Square
         Edinburgh
         EH2 2YE
         ("RBSA")



         [Additional Offeror]

         [address]



         Date:  [o] [o] 20[o]

Dear Sirs

RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT DATED 27 MARCH 2000 AND AMENDED AND RESTATED 28 SEPTEMBER 2000 AND 27 OCTOBER 2005 AMONG SOUTH GYLE RECEIVABLES

TRUSTEE LIMITED (THE "RECEIVABLES TRUSTEE"), RBS, RBSA AND THE INVESTOR BENEFICIARY (AS AMENDED, SUPPLEMENTED, RESTATED OR NOVATED FROM TIME TO TIME, THE "RECEIVABLES TRUST DEED AND TRUST CASH MANAGEMENT AGREEMENT")

We refer to:

(i)     the Receivables Trust Deed and Trust Cash Management Agreement;

(ii) [further Supplements] (documents (ii) - (o) being together referred to as the "SUPPLEMENTS");

(iii) the [name of trust] Scottish Declaration of Trust of even date herewith between [RBS] [RBSA] [Additional Offeror] and the Receivables Trustee (the "SCOTTISH DECLARATION OF TRUST");

Unless otherwise defined herein, terms defined in the Scottish Declaration of Trust have the same meaning herein.

Today, pursuant to the Scottish Declaration of Trust, receivables and certain other sums payable under the New Accounts (as set out in the read-only computer file, microfiche list or cd-rom annexed as relative hereto) were declared by [RBS] [RBSA] [Additional Offeror] to be held on trust for us, South Gyle Receivables Trustee Limited.

This letter is to confirm, for the avoidance of doubt, that pursuant to the Receivables Trust Deed and Trust Cash Management Agreement and the Supplements, our beneficial interest under the Scottish Declaration of Trust in respect of the New Accounts is held by us in trust for you, according to the terms of the Receivables Trust Deed and Trust Cash Management Agreement.

This letter shall be governed by Scots law and the parties hereto submit to the jurisdiction of the Scottish courts.

Please acknowledge your acceptance of the above by signing the enclosed duplicate of this letter and returning it to us.

Yours faithfully



..................................

For and on behalf of South Gyle Receivables Trustee Limited



We acknowledge and accept the above

....................................
Authorised Signatory
For and on behalf of RBS Cards Securitisation Funding Limited



....................................

Authorised Signatory
For and on behalf of The Royal Bank of Scotland plc



.....................................

Authorised Signatory
For and on behalf of RBS Advanta



[Additional Offeror Signature]



DOCQUET TO BE ATTACHED TO READ-ONLY COMPUTER FILE, MICROFICHE LIST OR CD-ROM

This is the read-only [computer file] [microfiche list] [cd-rom], referred to in the foregoing Scottish Trust Notice dated [o] from South Gyle Receivables Trustee Limited to RBS Cards Securitisation Funding Limited, The Royal Bank of Scotland plc and RBS Advanta [Additional Offeror], setting out the New Accounts referred to in the [[name of trust] Scottish Declaration of Trust] dated [o].

                                    EXECUTION



OFFEROR AND TRANSFEROR

Executed as a deed by and on behalf of        )
THE ROYAL BANK OF                             )
SCOTLAND PLC                                  )   /s/ David Morrison
by its duly authorised attorney               )
in the presence of:                           )









THE RECEIVABLES TRUSTEE

Executed as a deed by
SOUTH GYLE                                    )
RECEIVABLES TRUSTEE LIMITED                   )   /s/ Louise Kerhoat
by one of its directors                       )
in the presence of                            )



                                             PROCESS AGENT:
                                             Clifford Chance Secretaries Limited
                                             10 Upper Bank Street
                                             London E14 5JJ